As filed with the Securities and Exchange Commission on April 29, 2026
Registration File No. 333-278858

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 1

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Name of Insurance Company)

One Orange Way, Windsor, Connecticut 06095-4774
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

1-800-262-3862
(Insurance Company’s Telephone Number, including Area Code)

Ian Macleod, Counsel
Security Life Of Denver Insurance Company
As administrator for Voya Retirement Insurance and Annuity Company
1475 Dunwoody Drive, West Chester, PA 19380
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date
It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1)
on February 28. 2026 pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:
❑	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
❑	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
❑
If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

❑	Insurance Company relying on Rule 12h-7 under the Exchange Act
❑	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PART A

INFORMATION REQUIRED IN PROSPECTUS

Voya Retirement Insurance and Annuity Company
Single Premium Deferred Modified Guaranteed Annuity Contract

VOYA SELECT RATE ANNUITY

May 1, 2026

The contract described in this prospectus (“Prospectus”) is an individual, single premium, modified guaranteed deferred annuity contract issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”). This contract is no longer available for purchase. See “PURCHASING THE CONTRACT” in this Prospectus for additional information.

This Prospectus contains facts about the contract that you should know before investing. The information will help you determine if the contract is right for you. Read this Prospectus carefully. If you do invest in the contract, retain this document for future reference.

Upon purchase, you may direct your Single Premium to different Guaranteed Periods ranging up to and including ten years (the “Guaranteed Periods”). Each Guaranteed Period has its own Guaranteed Interest Rate (the “Guaranteed Interest Rate”). When the Guaranteed Period(s) end, you can reinvest in another Guaranteed Period, begin receiving annuity payments, or withdraw your full Accumulation Value. More information about the Guaranteed Periods is available in Appendix A: Fixed Interest Options Available Under the Contract

A Guarantee Period is equal to one or more Contract Years during which a declared Guarantee Period Interest Rate is guaranteed to be credited to the Single Premium or Accumulation Value, as applicable.    The following Guarantee Periods are currently available:

Initial Guarantee Periods	Guarantee Periods for Renewals
5 to 10 years (5, 6, 7 etc.)	1 year
You select the Initial Guarantee Period for the Single Premium.
We automatically apply the Accumulation Value to the 1-year Guarantee Period at the end of the Initial Guarantee Period, or each succeeding Guarantee Period, as applicable, until you give us alternative instructions.

IMPORTANT NOTE: For Contracts issued in Minnesota, the Initial Guarantee Period is limited to 5 years or less if the Owner is age 76 to 80.

The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in surrender charges, negative contract adjustments (also referred to as “Market Value Adjustments” or “MVAs”), taxes, and tax penalties. Investments taken out of a Guaranteed Period prior to the end of the Guaranteed Period could result in a Market Value Adjustment, which could be negative and cause you to lose money. You may receive less than the amount invested and less than the amount you would receive had you held the investment until maturity. Under extreme circumstances, you could lose up to 100% of your investment in the Guaranteed Period if you remove Accumulation Value from a Guaranteed Period prior to maturity.

 All Company guarantees and obligations under the Contract are subject to our financial strength and claims-paying ability.

Additional information about certain investment products, including fixed interest options with Market Value Adjustments, has been prepared by the U.S. Securities and Exchange Commission’s staff and is available at https://www.investor.gov.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

We do not intend for this Prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information different from that contained in this Prospectus. The contract described in this Prospectus is not a deposit with, obligation of, or guaranteed or endorsed by any bank, nor is it insured by the Federal Deposit Insurance Corporation (“FDIC”).

TABLE OF CONTENTS

GLOSSARY
OVERVIEW OF THE CONTRACT
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
FEE TABLE
PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
THE COMPANY
PURCHASING THE CONTRACT
GUARANTEE PERIODS AND GUARANTEE PERIOD INTEREST RATE
CHARGES, FEES AND ADJUSTMENTS
SURRENDER AND WITHDRAWALS
SYSTEMATIC WITHDRAWALS
BENEFITS AVAILABLE UNDER THE CONTRACT
DEATH BENEFIT
ANNUITY PAYMENTS AND ANNUITY PLANS
FEDERAL TAX CONSIDERATIONS
OTHER TOPICS
APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT A-

GLOSSARY

This glossary defines the special terms used throughout the prospectus.  A special term used in only one section of the prospectus is defined there.  The page references are to sections of the prospectus where more information can be found about a special term.

Accumulation Value – On the Contract Date, the Single Premium less any premium tax, if applicable.  At the end of each day thereafter, the Accumulation Value equals the Accumulation Value as of the end of the preceding day plus the interest, if any, pursuant to the Guaranteed Period Interest Rate, which is credited from the end of the previous day to the end of the current day, minus the amount of any Withdrawals or Surrender, adjusted for any applicable Market Value Adjustment, and less any applicable Surrender Charge, at the end of the current day on which the Withdrawal is taken or a Surrender occurs.

Annuitant – The individual designated by you and upon whose life Annuity Payments will be based.  There may be two Annuitants.

Annuity Commencement Date – The date on which Annuity Payments commence.

Annuity Payments – Periodic payments made by us to you or, subject to our consent in the event the payee is not a natural person, to a payee designated by you.

Annuity Plan – An option elected by you, or the contractually designated default option if none is elected, that determines the frequency, duration and amount of the Annuity Payments.

Beneficiary – The individual or entity you select to receive the Death Benefit.

Business Day – Any day that the New York Stock Exchange (“NYSE”) is open for trading, exclusive of federal holidays, or any day the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

Cash Surrender Value – The amount you receive upon Surrender of this Contract, which equals the Accumulation Value, as adjusted for any applicable Market Value Adjustment, minus any applicable Surrender Charges.

Company, we, our or us – Voya Retirement Insurance and Annuity Company, a stock company domiciled in Connecticut.

Company Death Benefit Rate – The effective annual interest rate that we will credit to the Death Benefit from the date of death until the Death Benefit is paid.

Contingent Annuitant – The individual who is not an Annuitant and will become the Annuitant if all named Annuitants die prior to the Annuity Commencement Date and the Death Benefit is not otherwise payable.

Contract – This single premium modified guaranteed annuity contract.

Contract Anniversary – The same day and month each year as the Contract Date.  If the Contract Date is February 29th, in non-leap years, the Contract Anniversary shall be March 1st.

Contract Date – The date on which this Contract becomes effective.

Contract Year – The period beginning on a Contract Anniversary (or, in the first Contract Year only, beginning on the Contract Date) and ending on the day preceding the next Contract Anniversary.

Death Benefit – The amount payable to the Beneficiary upon death of any Owner (or, if the Owner is not a natural person, upon the death of any Annuitant) prior to the Annuity Commencement Date.

Endorsements – Attachments to this Contract that add, change or supersede its terms or provisions.

Guarantee Period – A period equal to one or more Contract Years during which the Guarantee Period Interest Rate we declare is guaranteed to be credited to the Accumulation Value.

Guarantee Period Interest Rate – The effective annual interest rate that we will credit to the Accumulation Value for a specified Guaranteed Period.  The rate for each Guarantee Period will be declared in advance by us, and, except as otherwise provided in the Contract, will apply for the duration of the Guarantee Period.

Hospital or Nursing Home – A hospital or skilled care or intermediate care nursing facility, operating as such according to applicable law and at which medical treatment is available on a daily basis.  This does not include a rest home or other facility whose primary purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care.

Initial Guarantee Period – The Guarantee Period selected by you for the Single Premium.

Initial Guarantee Period Interest Rate – The Guarantee Period Interest Rate that we will credit to the Accumulation Value for the Initial Guarantee Period.

Interest Withdrawal Amount – The interest earned, if any, during the prior 12 months and not previously withdrawn.  We will waive the Market Value Adjustment and Surrender Charge on the portion of a Withdrawal representing an Interest Withdrawal Amount.  If you subsequently Surrender your Contract, any Market Value Adjustments and Surrender Charges previously waived as a result of any Interest Withdrawal Amounts taken in the same Contract Year as the Surrender will be deducted from, or if applicable, added to the Accumulation Value. Additionally, we will apply the current Market Value Adjustment and Surrender Charge at the time of the Surrender.

Irrevocable Beneficiary – A Beneficiary whose rights and interests under this Contract cannot be changed without his, her or its consent.

Joint Owner – An individual who, along with another individual Owner, is entitled to exercise the rights incident to ownership.  Both Joint Owners must agree to any change or the exercise of any rights under the Contract.  The Joint Owner may not be an entity and may not be named if the Owner is an entity.

Market Value Adjustment (“MVA”) – An adjustment to certain Withdrawals or a Surrender that may increase, decrease or have no impact on the amount paid to you.    Additionally, the MVA will apply to the Accumulation Value on the date of death in regard to the Death Benefit, or the date the Accumulation Value is applied to an Annuity Plan, but only if the MVA is positive and would result in an increase to the Accumulation Value.  A Surrender Charge may also apply to certain Withdrawals or to a Surrender.

Notice to Us – Notice made in a form that: (1) is approved by, or is acceptable to, us; (2) has the information and any documentation we determine in our discretion to be necessary to take the action requested or exercise the right specified; and (3) is received by our Customer Service at the address specified on page 1.  Under certain circumstances, we may permit you to provide Notice to Us by telephone or electronically.

Owner – The individual (or entity) who is entitled to exercise the rights incident to ownership.  The terms “you” or “your,” when used in this prospectus, refer to the Owner.

Proof of Death – The documentation we deem necessary to establish death including, but not limited to: (1) a certified copy of a death certificate; (2) a certified copy of a statement of death from an attending physician; (3) a finding of a court of competent jurisdiction as to the cause of death; or (4) any other proof that we deem in our sole discretion to be satisfactory to us.

Qualifying Medical Professional – A legally licensed practitioner of the healing arts who: (1) is acting within the scope of his or her license; (2) is not a resident of your household or that of the Annuitant; and (3) is not related to you or the Annuitant by blood or marriage.

Right to Examine and Return this Contract Period – The period of time during which you have the right to return the Contract for any reason, or no reason at all, and receive the Accumulation Value, adjusted for any MVA, which may be more or less than the Single Premium paid.

Single Premium – The single payment you make to us to put this Contract into effect.

Surrender – A transaction in which the entire Cash Surrender Value is taken from the Contract.

Surrender Charge – A charge applied to certain Withdrawals and to a Surrender during the Initial Guarantee Period and will reduce the amount paid to you.  A MVA may also apply to certain Withdrawals and to a Surrender and increase, decrease or have no impact on the amount paid to you.

Tax Code – The Internal Revenue Code of 1986, as amended.

Terminal Condition – An illness or injury that results in a life expectancy of 12 months or less, as measured from the date of diagnosis by a Qualifying Medical Professional.

Withdrawal – A transaction in which only a portion of the Cash Surrender Value is taken from the Contract.

f
OVERVIEW OF THE CONTRACT

The following is intended as a summary. Please read each section of this Prospectus for additional detail.

Purpose

The contract described in this Prospectus is an individual, single premium, modified guaranteed deferred annuity contract issued by Voya Retirement Insurance and Annuity Company. It is intended to be used as a retirement savings vehicle that allows the contract holder (“you” or the “contract owner”) to invest in fixed interest options in order to help meet long-term financial goals. The contract may be appropriate for an investor with a long time horizon and no short-term liquidity needs.

Phases of the Contract

The Accumulation Phase

During the Accumulation Phase, you direct us to invest your Single Premium or Accumulation Value in the Guaranteed Periods.

•
At Investment. Upon purchase, you may direct your Single Premium to fixed interest options, called Guaranteed Periods, with different durations ranging up to and including ten years. Each Guaranteed Period has its own Guaranteed Interest Rate. Generally, your Single Premium will earn interest at the Guaranteed Interest Rate(s) for the duration of the Guaranteed Period(s) you select. Additional information about the fixed interest options is provided in an appendix to the Prospectus. See “APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT.”

•
At Maturity. If you do not make any election before the Guaranteed Period ends, we will automatically apply the Accumulation Value to a Guaranteed Period of one (1) year. If you want to provide alternative instructions, contact us before the Guaranteed Period ends. Prior to the end of a Guaranteed Period, you can elect to begin annuity payments, or withdraw the full amount available at maturity.

The Annuity Payment Phase

During the Annuity Payment Phase, you start receiving annuity payments from your Contract. You may start receiving annuity payments any time after the first year of the contract. Several payment options are available. See “ANNUITY PAYMENTS AND ANNUITY PLANS.” In general, you may receive payments for a specified period of time or for life; receive payments monthly, quarterly, semi-annually or annually; and select an option that provides a death benefit to beneficiaries. You will not be able to make withdrawals after you elect to start receiving annuity payment benefits, and the death benefit available during the accumulation phase will terminate.

Contract Features

Death Benefit: A beneficiary may receive a benefit in the event of your death during both the accumulation and annuity payment phases (described in “Contract Phases,” above). The availability of a death benefit during the annuity payment phase depends upon the payment option selected. See “DEATH BENEFIT” and “ANNUITY PAYMENTS AND ANNUITY PLANS.”

Withdrawals: During the accumulation phase, you may withdraw all (a Surrender) or part (a Withdrawal) of your Accumulation Value. Amounts withdrawn may be subject to a Market Value Adjustment, a Surrender Charge, maintenance fee, tax withholding, taxation and tax penalties. See “SURRENDER AND WITHDRAWALS,” “FEE TABLE,” “CHARGES, FEES AND ADJUSTMENTS” and “FEDERAL TAX CONSIDERATIONS.”

Systematic Withdrawals: You may elect to receive regular payments from your account, while retaining the account in the accumulation phase. See “SYSTEMATIC WITHDRAWALS.”

Taxation: You will not generally pay taxes on any earnings from the annuity contract described in this Prospectus until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs) also defer payment of taxes on earnings until they are withdrawn. If you are considering funding a tax-qualified retirement arrangement with an annuity contract, you should know that the annuity contract does not provide any additional tax benefit beyond the tax deferral provided by the tax-qualified retirement arrangement. However, annuities do provide other features and benefits which may be valuable to you. You should discuss your alternatives with your financial representative.

Taxes will generally be due when you receive a distribution. Tax penalties may apply in some circumstances. See “FEDERAL TAX CONSIDERATIONS.”

Contract Adjustments

You could lose a significant amount of money due to a Market Value Adjustment if you withdraw all or part of your Accumulation Value during a Guaranteed Period prior to its maturity. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of investment, and may be positive or negative. A Market Value Adjustment may apply if you withdraw Accumulation Value in excess of the Interest Withdrawal Amount from a Guaranteed Period prior to maturity. An MVA will not apply to a Withdrawal or Surrender that takes place during the 30-day period following the end of a Guarantee Period. In the event of a Death Benefit or commencement of Annuity Payments under an Annuity Plan, a negative MVA will be waived and only a positive MVA will apply.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from the Contract during the initial Guarantee Period of up to 10 years, you will be assessed a Surrender Charge equal to a maximum of 8% of the amount of your Withdrawal or Surrender. For example, if you make an early Withdrawal, you could pay a Surrender Charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a negative Market Value Adjustment, taxes, or tax penalties.

If all or a portion of your Accumulation Value is removed from a Guaranteed Term before it matures, we will apply Market Value Adjustment, which may be negative and could cause a potential loss of up to 100% of your Accumulation Value in the Guaranteed Term. For example, you allocate $100,000 to a Guaranteed Term with a 10-year duration and later withdraw the entire amount before the 10 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a Surrender Charge, taxes, and tax penalties. A Market Value Adjustment may apply if you withdraw Accumulation Value in excess of the Interest Withdrawal Amount.
.

See “FEE TABLE” and “CHARGES, FEES AND ADJUSTMENTS.”

Are There Transaction Charges?
Yes. You may choose to have a $20 overnight charge deducted from the net amount of a Surrender or Withdrawal for delivery by overnight delivery service.

See “FEE TABLE” and “CHARGES, FEES AND ADJUSTMENTS.”

Are There Ongoing Fees and Expenses?	No.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes. An Investor can lose money by investing in the Contract if Accumulation Value is removed from a Guaranteed Period prior to its maturity. See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”
Is This a Short-Term Investment?
No. This Contract is not designed for short-term investing and is not appropriate for an Investor who needs ready access to cash. The Contract is typically most useful as part of a personal retirement plan. Early withdrawals may be restricted by the Tax Code and may expose you to Surrender Charges or tax penalties. You should not participate in this Contract if you are looking for a short-term investment or expect to make withdrawals before you turn age 59½.

Amounts withdrawn from the Contract may result in Surrender Charges, taxes, and tax penalties. Amounts removed from a Guaranteed Period before the end of its duration may also result in a negative Market Value Adjustment. Accumulation Value in a Guaranteed Period will be reallocated at the end of its duration according to the investor’s instructions. When a Guaranteed Period matures, if we have not received other instructions, we will automatically reinvest the maturing investment into a one (1) year Guaranteed Period.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance if amounts are removed from a Guaranteed Period before maturity due to the imposition of a Market Value Adjustment. Each Guaranteed Period will have its own unique risks, and you should review these investment options before making an investment decision.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to VRIAC, including that any obligations, including under the Guaranteed Periods, guarantees or benefits are subject to the financial strength and claims-paying ability of VRIAC. More information about VRIAC, including its financial strength and claims paying ability, is available upon request, by contacting Customer Service at 1-800-366-0066.

See “THE COMPANY.”

RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes.
• Not all Guaranteed Periods may be available for current or future investment.
• There are certain restrictions on transfers from the Guaranteed Periods.

See “GUARANTEE PERIODS AND GUARANTEE PERIOD INTEREST RATE.”

Are There any Restrictions on Contract Benefits?
Yes.
• The death benefit available during the accumulation phase will terminate if you elect to receive Annuity Payments.
• Each systematic Withdrawal must be a minimum of $100.

See “DEATH BENEFIT” and “SYSTEMATIC WITHDRAWALS”

TAXES
What Are the Contract’s Tax Implications?
• You should consult with a tax and/or legal adviser to determine the tax implications of an investment in, and distributions received under, the Contract;
• There is no additional tax benefit to the Investor if the Contract is purchased through a tax-qualified plan or individual retirement account (“IRA”); and
• Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.

See “FEDERAL TAX CONSIDERATIONS.”

CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
• We pay compensation to broker/dealers whose registered representatives sell the Contract.
• Compensation may be paid in the form of commissions or other compensation, depending upon the agreement between the broker/dealers and the registered representative.
• Because of this sales-based compensation, an investment professional may have a financial incentive to offer or recommend the Contract over another investment.

See “OTHER TOPICS − Contract Distribution.”

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new Contract in place of the one you own. You should exchange your contract only if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.

See “PRINCIPAL RISKS OF INVESTING IN THE CONTRACT.”

FEE TABLE

The following tables describe the fees, expenses and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an Investment Option or the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, Surrender or make Withdrawals from the Contract. State premium taxes may also be deducted.

Surrender Charges

Guarantee	Surrender Charge Schedule – Contract Year
Period	1	2	3	4	5	6	7	8	9	10
5	8%	7%	6%	5%	4%	0	0	0	0	0
6	8%	7%	6%	5%	4%	3%	0	0	0	0
7	8%	7%	6%	5%	4%	3%	2%	0	0	0
8	8%	7%	6%	5%	4%	3%	2%	1%	0	0
9	8%	7%	6%	5%	4%	3%	2%	1%	0	0
10	8%	7%	6%	5%	4%	3%	2%	1%	0	0

Premium Tax1 0.00% to 4.00%

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Accumulation Value is removed from a Guaranteed Period or from the Contract before the expiration of a specified period.

Adjustments

Maximum Potential Loss Due to Market Value Adjustment (as a percentage of Accumulation Value withdrawn from the Guaranteed Period)[2]	100%

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Purchasing the contract involves certain risks as noted below. You should also carefully consider your personal tax situation before you purchase a contract. See “FEDERAL TAX CONSIDERATIONS” and discuss your personal tax situation with a tax and/or legal adviser for information about the tax treatment of the contract.

Liquidity Risk – The contract is designed for long-term investment and your Single Premium should be invested in the contract for at least the length of the Surrender Charge period. The special withdrawal percentage does provide some liquidity. However, if you withdraw more than the Interest Withdrawal Amount, a Surrender Charge, taxes and tax penalties may apply, which in combination with the Market Value Adjustment, could result in the loss of principal and earnings. Because the contract provides only limited liquidity during the early Surrender Charge period, it is not suitable for short-term investment.

Fees – Your Accumulation Value may be impacted by the Surrender Charge, premium taxes, Market Value Adjustment, and taxes. These fees and other deductions could result in you receiving less than your Single Premium.

Surrender Charge – A Surrender Charge may apply to certain withdrawals of all or a portion of your Accumulation Value. The Surrender Charge is designed to recover some of our sales and administrative costs associated with the contract in the event that you take a Withdrawal or Surrender your contract during the initial Guaranteed Period. Any Surrender Charge, in combination with the MVA, taxes and tax penalties, could result in the loss of principal and earnings. You bear the risk that you may receive less than your Single Premium.

The Market Value Adjustment – An MVA may apply to surrenders and early withdrawals or other transactions associated with the contract. We use the MVA to protect us from the risk that we will suffer a loss should we need to liquidate the investments we use to support the Guaranteed Interest Rates that we offer in order to pay you the amount requested. The MVA may be negative, positive or result in no change. The MVA is generally negative when interest rates in the current market are higher than at the Guaranteed Interest Rates for the Guaranteed Periods in which you are invested. At the time of any transaction triggering an MVA, in the event that interest rates in the current market are higher, you bear the risk that you may receive less than your Single Premium. Under extreme circumstances, you could lose up to 100% of your investment in the Guaranteed Period if you remove Accumulation Value from a Guaranteed Period prior to maturity.

Interest Rate Risk – The guaranteed minimum interest rate (“Guaranteed Minimum Interest Rates”) associated with any applicable Guaranteed Period will never be less than the rate stated in your contract, which may be as low as 0%. We will periodically determine the interest rates we offer in excess of the Guaranteed Minimum Interest Rate in our sole discretion. We have no specific formula for determining the rate of interest we will declare in the future. The interest rates we declare are influenced by, but do not necessarily correspond with, interest rates available on the type of debt instruments in which we intend to invest amounts attributable to the contract. We cannot predict the level of future interest rates.

Investment Risk – The contract’s investment risk and return characteristics are similar to those of a zero coupon bond or certificate of deposit. An MVA may apply, which in combination with a Surrender Charge, taxes and tax penalties, could result in loss of principal and earnings. Otherwise, your Accumulation Value maintained through the end of a Guaranteed Period provides a fixed rate of return. The Company guarantees principal and credited interest only when held for the length of the Guaranteed Period. You bear the risk that you may receive less than your Single Premium.

Contract Change Risk – We reserve the right to limit the total number of Guaranteed Periods available to you under the Contract.  We also reserve the right to discontinue the availability of one or all of the systematic Withdrawal options for new elections at any time and to change the terms of future elections

Financial Strength – All guarantees under the contract are subject to the financial strength and claims paying ability of the Company. If the Company experiences financial distress, it may be unable to meet its obligations to investors.

Business Disruption and Cybersecurity Risks - We rely on technology, including interconnected computer systems and data storage networks and digital communications, to conduct our business activities. Because our business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. Cyber-attacks may be systemic (e.g., affecting the internet, cloud services, or other infrastructure) or targeted (e.g., failures in or breach of our systems or those of third parties on whom we rely, including ransomware and malware attacks).

Cybersecurity risks include, but are not limited to, the loss, theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website (or the websites of third parties on whom we rely), disruption of routine business operations, and unauthorized release of confidential customer information. The risk of cyber-attacks may be higher during periods of geopolitical turmoil. Due to the increasing sophistication of cyber-attacks, a cybersecurity breach could occur and persist for an extended period of time without detection.

Systems failures and cybersecurity incidents affecting us, our affiliates, intermediaries, service providers, and other third parties on whom we rely may interfere with our ability to process contract transactions and calculate contract values. Systems failures and cybersecurity breaches may cause the release or possible destruction of confidential customer and/or business information, impede order processing or cause other operational issues, subject us and our service providers and intermediaries to regulatory fines, litigation, and financial losses, and/or cause reputational damage.

The preventative actions we take to reduce the frequency and severity of cybersecurity incidents and protect our computer systems may be insufficient to prevent a cybersecurity breach from impacting our operations or your contract value. There can be no assurance that we or our service providers and intermediaries will be able to avoid cybersecurity breaches affecting your contract.

In addition, we are also exposed to risks related to natural and man-made disasters, including, but not limited to, storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, which could adversely affect our ability to conduct business. A natural or man-made disaster, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their job responsibilities. They could interfere with our processing of contract transactions, including processing orders from owners, impact our ability to calculate contract value, or have other adverse impacts on our operations. These events may also negatively affect the our service providers and intermediaries. There can be no assurance that we or our service providers and intermediaries will be able to avoid negative impacts associated with natural and man-made disasters.

THE COMPANY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” or “our”) issues the contracts described in this Prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013 the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

We are engaged in the business of selling life insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. We are obligated to pay all amounts promised under the Contracts, subject to our financial strength and claims-paying ability.

Our principal executive offices are located at:

One Orange Way
Windsor, CT 06095-4774

Product Regulation. Our annuity, retirement and investment products are subject to a complex and extensive array of state and federal tax, securities, insurance and employee benefit plan laws and regulations, which are administered and enforced by a number of different governmental and self-regulatory authorities, including state insurance regulators, state securities administrators, state banking authorities, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the Department of Labor (“DOL”), the IRS and the Office of the Comptroller of the Currency (“OCC”). For example, federal income tax law imposes requirements relating to insurance and annuity product design, administration and investments that are conditions for beneficial tax treatment of such products under the Tax Code. (See  “FEDERAL TAX CONSIDERATIONS” for further discussion of some of these requirements.) Additionally, state and federal securities and insurance laws impose requirements relating to insurance and annuity product design, offering and distribution and administration. Failure to administer product features in accordance with contract provisions or applicable law, or to meet any of these complex tax, securities, or insurance requirements could subject us to administrative penalties imposed by a particular governmental or self-regulatory authority, unanticipated costs associated with remedying such failure or other claims, harm to our reputation, interruption of our operations or adversely impact profitability.

Separate Account. We allocate to a separate account the Single Premium you make to put this Contract into effect, which we refer to as the Guaranteed Annuity Account (“GAA”).  The GAA is a non-unitized separate account, which means there are no discrete units of ownership of the assets of GAA.  We own the assets held in GAA.  We are not the trustee of these assets.  The income, gains and losses, realized or unrealized, from the assets of GAA shall be credited to or charged against the separate account, without regard to other income, gains or losses of Voya Retirement Insurance and Annuity Company.  The assets of GAA, equal to the reserves and other contract liabilities with respect to the separate account, shall not be chargeable with liabilities arising out of any other business of Voya Retirement Insurance and Annuity Company.

We established and administer GAA according to Section 38a-433 of the Connecticut General Statutes and its related regulations that are applicable.  Although the offering of the Contract is registered with the SEC under the Securities Act of 1933, as amended, we are not required to also register this separate account with the SEC under the Investment Company Act of 1940, as amended.

The Initial Guarantee Period Interest Rate and Guarantee Period Interest Rate we declare may not necessarily relate to the performance of GAA.

PURCHASING THE CONTRACT

The Contract is no longer available for purchase. The Contract was issued to an applicant if the Annuitant and the Owner (if a natural person) were age 80 or younger at the time of application and the Owner had an insurable interest in the Annuitant at the time we issued the Contract. Insurable interest means the Owner has a lawful and substantial economic interest in the continued life of the Annuitant.

The Contract is a single premium deferred modified guaranteed annuity contract.  The Contract is non-participating, which means it will not pay dividends resulting from any of the surplus or earnings of the Company.  The Contract consists of any attached application, amendment or Endorsements that are issued in consideration of the Single Premium paid.  We urge you to read the Contract, which details your rights as the Owner.  The Contract provides a means for you to allocate the Single Premium to a Guarantee Period (which we refer to as the Initial Guarantee Period).  A Guarantee Period is equal to one or more Contract Years during which a declared Guarantee Period Interest Rate is guaranteed to be credited to the Single Premium or Accumulation Value, as applicable.  Initial Guarantee Periods of 5 to 10 years are currently available (5, 6, 7 etc.) for the Single Premium.  At the end of the Initial Guarantee Period, the Contract will automatically renew into another Guarantee Period, until you give us alternative instructions.  The Guarantee Periods available for renewals, where permitted, are limited to 1 year.

Crediting of Premium Payments
We will process your Single Premium within two Business Days of receipt and allocate it according to the instructions you specify, so long as the application and all information necessary for processing the Contract is complete.

In the event that your application is incomplete for any reason, we are permitted to retain your Single Premium for up to five Business Days while attempting to complete it.  If the application cannot be completed during this time, we will inform you of the reasons for the delay.  We will also return the Single Premium promptly.  Once you complete the application, we will process your Single Premium within two Business Days and allocate it to the Guarantee Period that you have specified.

Accumulation Value
On the Contract Date, the Accumulation Value equals the Single Premium less any premium tax.  We calculate the Accumulation Value at the end of each day thereafter:
•	Accumulation Value as of the end preceding of the preceding day; plus
•
Interest, if any, pursuant to the Initial Guarantee Period Interest Rate or the Guarantee Period Interest Rate, as applicable (see below), to be credited from the end of the previous day to the end of the current day; minus

•	The amount of any Withdrawals or Surrender; adjusted for
•	The MVA at the end of the current day on which the Withdrawal is taken or a Surrender occurs; minus
•	Any Surrender Charges at the end of the current day on which the Withdrawal is taken or a Surrender occurs.

Administrative Procedures
We may accept a request for Contract service in writing, by telephone, or other approved electronic means, subject to our administrative procedures, which vary depending on the type of service requested and may include proper completion of certain forms, providing appropriate identifying information, and/or other administrative requirements.  Please be advised that the risk of a fraudulent transaction is increased with telephonic or electronic instructions (for example, a facsimile Surrender request form), even if appropriate identifying information is provided.

Other Contracts
We and our affiliates offer various other products with different features and terms than the Contract.  These products may have different benefits, fees and charges, and may or may not better match your needs.  Please consult your agent/registered representative if you are interested in learning more information about these other products.

Contract Ownership and Rights
The Owner is the individual (or entity) entitled to exercise the rights incident to ownership.  The Owner may be an individual or a non-natural person (e.g., a corporation or trust).  We require the Owner to have an insurable interest in the Annuitant.  Two individuals may own the Contract, which we refer to as Joint Owners.  Joint Owners must agree to any changes or exercise of the rights under the Contract.  The Death Benefit becomes payable if any Owner dies prior to the Annuity Commencement Date.  If the Owner is a non-natural person, the Death Benefit becomes payable if any Annuitant dies prior to the Annuity Commencement Date. We will pay the Death Benefit to the Beneficiary (see below).

Joint Owners
For Contracts purchased with after-tax money, which we refer to as nonqualified Contracts, Joint Owners may be named in a written request to us at any time before the Contract is in effect.  A Joint Owner may not be an entity, however, and may not be named if the Owner is an entity.  In the case of Joint Owners, all Owners must agree to any change or exercise of the rights under the Contract.  All other rights of ownership must be exercised jointly by both Owners.  Joint Owners own equal shares of any benefits accruing or payments made to them.  In the case of Joint Owners, upon the death of a Joint Owner, we will designate the surviving Joint Owner as the Beneficiary, and the Death Benefit is payable. This Beneficiary change will override any previous Beneficiary designation.  All rights of a Joint Owner terminate upon the death of that Owner, so long as the other Joint Owner survives, and the deceased Joint Owner’s entire interest in the Contract will pass to the surviving Joint Owner.  The Death Benefit is either payable to the surviving Joint Owner, or in the case of a surviving Joint Owner who is the spouse of the deceased Joint Owner, will be payable if the surviving Joint Owner dies prior to the Annuity Commencement Date.

Annuitant and Contingent Annuitant
The Annuitant is the individual upon whose life the Annuity Payments are based.  The Annuitant must be a natural person, who is designated by you at the time the Contract is issued.  There may be two Annuitants.  If you do not designate the Annuitant, the Owner will be the Annuitant. In the case of Joint Owners, we will not issue a Contract if you have not designated the Annuitant.  If the Owner is a non-natural person, an Annuitant must be named.  We require the Owner to have an insurable interest in the Annuitant.

You may name a Contingent Annuitant.  A Contingent Annuitant is the individual who will become the Annuitant if the named Annuitant dies prior to the Annuity Commencement Date.

Neither the Annuitant nor the Contingent Annuitant can be changed while he or she is still living.  Permitted changes to the Annuitant:
•	If the Owner is an individual, and the Annuitant dies before the Annuity Commencement Date, the Contingent Annuitant, if any, will become the Annuitant, if two Owners do not exist.
•	Otherwise, the Owner will become the Annuitant if the Owner is a natural person.
•	If two individual Owners exist, the youngest Owner will become the Annuitant.
•
The Owner, or joint Owners, must name an individual as the Annuitant if the Owner is age 90 or older (or age 85 or older if the Contract was issued prior to January 3, 2011 or for Contracts issued in Minnesota) as of the date of the Annuitant’s death.  We require the Owner to have an insurable interest in the Annuitant.

If the Owner is a non-natural person, and any Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the designated Beneficiary (see below).  There are different distribution requirements under the Tax Code for paying the Death Benefit on a Contract that is owned by a non-natural person.  You should consult your tax and/or legal adviser for more information if the Owner is a non-natural person.

Beneficiary
The Beneficiary is the individual or entity designated by you to receive the Death Benefit.  The Beneficiary may become the successor Owner if the Owner, who is a spouse, as defined under federal law, dies before the Annuity Commencement Date.  The Owner may designate a Contingent Beneficiary, who will become the Beneficiary if all primary Beneficiaries die before any Owner (or any Annuitant if the Owner is a non-natural person).  The Owner may designate one or more primary Beneficiaries and Contingent Beneficiaries.  The Owner may also designate any Beneficiary to be an Irrevocable Beneficiary.  An Irrevocable Beneficiary is a Beneficiary whose rights and interest under the Contract cannot be changed without the consent of such Irrevocable Beneficiary.

Payment of the Death Benefit to the Beneficiary:
•	We pay the Death Benefit to the primary Beneficiary (unless there are Joint Owners, in which case the Death Benefit is paid to the surviving Owner(s)).
•	If all primary Beneficiaries die before any Annuitant or any Owner, as applicable, we pay the Death Benefit to any Contingent Beneficiary.
•	If there is a sole natural Owner and no surviving Beneficiary (or no Beneficiary is designated), we pay the Death Benefit to the Owner’s estate.
•	If the Owner is not a natural person and all Beneficiaries die before the Annuitant (or no Beneficiary is designated), the Owner will be deemed to be the primary Beneficiary.
•	One or more individuals may be a Beneficiary or Contingent Beneficiary.
•
In the case of more than one Beneficiary, we will assume any Death Benefit is to be paid in equal shares to all surviving Beneficiaries in the same class (primary or contingent), unless you provide Notice to Us directing otherwise.

We will deem a Beneficiary to have predeceased the Owner if:
•	The Beneficiary died at the same time as the Owner;
•	The Beneficiary died within 24 hours after the Owner’s death; or
•	There is insufficient evidence to determine that the Beneficiary and Owner died other than at the same time.

The Beneficiary may decide how to receive the Death Benefit, subject to the distribution requirements under Section 72(s) of the Tax Code.  You may restrict a Beneficiary’s right to elect an Annuity Plan or receive the Death Benefit in a single lump-sum payment.

Change of Owner or Beneficiary
You may transfer ownership of a nonqualified Contract before the Annuity Commencement Date.  We require any new Owner to have an insurable interest in the Annuitant.  You have the right to change the Beneficiary unless you have designated such person as an Irrevocable Beneficiary at any time prior to the Annuity Commencement Date.  Notice to Us is required for any changes pursuant to the Contract.  Except as noted below, any such change will take effect as of the date Notice to Us is received and not affect any payment made or action taken by us before recording the change.  For Contracts issued in Iowa, Indiana, Maryland, North Carolina, Pennsylvania, Texas  and Washington, any such change will take effect as of the date Notice to Us is signed by you, subject to any payments we make or actions we take prior to our receipt of such Notice to Us.  A change of Owner likely has tax consequences.

[1]
We reserve the right to deduct a charge for premium taxes from your Accumulation Value or from payments to the Account at any time, but not before there is a tax liability under state law. See “CHARGES, FEES AND ADJUSTMENTSs.”

2 A Market Value Adjustment may apply if you withdraw Accumulation Value in excess of the Interest Withdrawal Amount from a Guaranteed Period prior to maturity.. For more information, see “CHARGES, FEES AND ADJUSTMENTS.”

GUARANTEE PERIODS AND GUARANTEE PERIOD INTEREST RATE

Initial Guarantee Periods and Guarantee Periods for Renewals
A Guarantee Period is equal to one or more Contract Years during which a declared Guarantee Period Interest Rate is guaranteed to be credited to the Single Premium or Accumulation Value, as applicable.  The following Guarantee Periods are currently available:
Initial Guarantee Periods	Guarantee Periods for Renewals
5 to 10 years (5, 6, 7 etc.)	1 year
You select the Initial Guarantee Period for the Single Premium.
We automatically apply the Accumulation Value to the 1-year Guarantee Period at the end of the Initial Guarantee Period, or each succeeding Guarantee Period, as applicable, until you give us alternative instructions.

You select the Guarantee Period for the Single Premium.  You may only select one Guarantee Period to allocate the Single Premium (which we refer to as the Initial Guarantee Period).  At the end of the Initial Guarantee Period you selected for the Single Premium, we automatically apply the Accumulation Value to the 1-year Guarantee Period.  With each renewal thereafter, we will continue to automatically apply your Accumulation Value to successive Guarantee Periods, each lasting no more than one year, until you give us alternative instructions.

We may offer Guarantee Periods of different durations for the Initial Guarantee Periods.  The Guarantee Periods available for renewals, if available, are limited to 1 year each.

Initial Guarantee Period Interest Rate and Guarantee Period Interest Rate
Each of the Initial Guarantee Period Interest Rate and the Guarantee Period Interest Rate is the effective annual rate that we will credit to the Accumulation Value when held for the duration of the Initial Guarantee Period and Guarantee Period, respectively.  We credit interest daily at a rate that yields the Initial Guarantee Period Interest Rate and the Guarantee Period Interest Rate for the Initial Guarantee Period and the Guarantee Period, respectively.  In the event of a Withdrawal, Surrender, the Death Benefit becomes payable or you elect to receive Annuity Payments, interest, if any, will be credited to the portion of the Accumulation Value applied to the transaction, including the day the transaction is processed. We will declare the Guaranteed Period Interest Rate in advance of the applicable Guarantee Period.  Your agent/registered representative should have the guaranteed rates of return currently available.  You can also find them out by contacting us at 1-800-366-0036 The Guaranteed Minimum Interest Rate is 0% (except for Contracts issued in Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas and Washington, where the Guaranteed Period Interest Rate is 0.25%).

We do not use a specific formula to set these guaranteed rates of interest.  We determine the interest rates in our sole discretion.  We may, but are not required to consider, factors, including but not limited to the interest rate on the fixed income investments we use to support our guarantees (in which you have no direct or indirect interest), regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors.  We cannot predict the level of future interest rates.

CHARGES, FEES AND ADJUSTMENTS

Charges

You pay no charges in buying or owning the Contract.  A Surrender Charge may apply to a Withdrawal or upon Surrender of the Contract.  A charge for premium taxes may also be deducted.

Surrender Charge
During the Initial Guarantee Period only, a Surrender Charge may be deducted from the portion of the Accumulation Value being withdrawn in the following events:
•
A Withdrawal during the Initial Guarantee Period in an amount that is greater than the interest earned, if any, during the prior 12 months and not previously withdrawn, which we refer to as the Interest Withdrawal Amount; or

•	A Surrender of the Contract that occurs outside of the 30-day period following the end of the Initial Guarantee Period.

The Surrender Charge is designed to recover the costs we incur in selling the Contract if you request a Withdrawal or Surrender that is too early.  The rate of the Surrender Charge is a percentage of the Accumulation Value being withdrawn that diminishes each Contract Year.  The length of time the Surrender Charge will apply varies by the duration of the Initial Guarantee Period.  The Surrender Charge is deducted from the Accumulation Value, after the MVA, according to the below schedule:

Guarantee	Surrender Charge Schedule – Contract Year
Period	1	2	3	4	5	6	7	8	9	10
5	8%	7%	6%	5%	4%	0	0	0	0	0
6	8%	7%	6%	5%	4%	3%	0	0	0	0
7	8%	7%	6%	5%	4%	3%	2%	0	0	0
8	8%	7%	6%	5%	4%	3%	2%	1%	0	0
9	8%	7%	6%	5%	4%	3%	2%	1%	0	0
10	8%	7%	6%	5%	4%	3%	2%	1%	0	0

The Surrender Charge schedule will only apply to the Initial Guarantee Period and does not restart when your Contract renews into another Guarantee Period.

No Surrender Charge applies to:
•	The Interest Withdrawal Amount, which is the maximum amount you may withdraw without incurring a Surrender Charge;
IMPORTANT NOTE: If you subsequently Surrender your Contract, any Surrender Charges previously waived as a result of any Interest Withdrawal Amounts taken in the same Contract Year as the Surrender will be deducted from the Accumulation Value.
•	Payment of the Death Benefit;
•	The commencement of Annuity Payments that begin after the first Contract Year; or
•	Any Withdrawal or Surrender after the Initial Guarantee Period ends.

Explanatory Example:
A Contract is purchased with $30,000 of Single Premium.  The Initial Guarantee Period is five years with an annual effective rate of 3% (which we refer to as the Initial Guarantee Period Interest Rate).  After three Contract Years, the Accumulation Value equals $32,782 of which $955 (3% interest on $31,827, accumulated over the prior 12 months) is available at the end of the third Contract Year to withdraw without incurring Surrender Charges.

The Contract has a waiver of Surrender Charge for Extended Medical Care or a Terminal Condition.  Extended Medical Care means confinement in a Hospital or Nursing Home prescribed by a Qualifying Medical Professional.  Terminal Condition means an illness or injury that results in a life expectancy of 12 months or less, as measured from the date of diagnosis by a Qualifying Medical Professional.  For purposes of this waiver:
A Hospital or Nursing Home is defined as a hospital or a skilled care or intermediate care nursing facility:
• Operating as such according to applicable law; and
• At which medical treatment is available on a daily basis.

A Hospital or Nursing Home does not include a rest home or other facility whose primary purpose is to provide accommodations, board or personal care services to individuals who do not need medical or nursing care.

A Qualifying Medical Professional is defined as a legally licensed practitioner of the healing arts who:
• Is acting within the scope of his or her license;
• Is not a resident of your household or that of the Annuitant; and
• Is not related to you or the Annuitant by blood or marriage.

To qualify for a waiver as a result of Extended Medical Care:
•
You (or any Annuitant, if the Owner is a non-natural person) begin receiving Extended Medical Care on or after the first Contract Anniversary and receive such Extended Medical Care for at least 45 days during any continuous 60-day period; and

•
Your request for a Surrender or Withdrawal, together with satisfactory proof of such Extended Medical Care, must be provided by Notice to Us during the term of such Extended Medical Care or within 90 days after the last day that you received Extended Medical Care.

To qualify for a waiver as a result of a Terminal Condition:
•	You (or any Annuitant, if the Owner is a non-natural person) must first be diagnosed by a Qualifying Medical Professional as having a Terminal Condition on or after the first Contract Anniversary; and
•	Your request for a Surrender or Withdrawal, together with satisfactory proof of such Terminal Condition, must be provided by Notice to Us.

We require the proof of Extended Medical Care or a Terminal Condition to be in writing and, where applicable, attested to by a Qualifying Medical Professional.  We reserve the right in the Contract to require a secondary medical opinion by a Qualifying Medical Professional of our choosing.  We will pay for any such secondary medical opinion.

IMPORTANT NOTE:  The waiver of Surrender Charge for Extended Medical Care or a Terminal condition is not available for contracts issued in Iowa, Indiana, Maryland, Massachusetts, North Carolina, Pennsylvania, Texas and Washington.

Any Withdrawal or Surrender of the Contract that is eligible for waiver of the Surrender Charges as a result of Extended Medical Care or a Terminal Condition will remain subject to the MVA, as applicable.

Overnight Charge
You may choose to have a $20 overnight charge deducted from the net amount of a Surrender or Withdrawal you would like sent to you by overnight delivery service.

Premium Tax and Other Taxes
In certain states, the Single Premium you pay for the Contract is subject to a premium tax.  A premium tax is generally any tax or fee imposed or levied on us by any state government or political subdivision thereof in consideration of your Single Premium received by us.  Currently, the premium tax ranges from zero to 3.5%, depending on your state of residence.  We reserve the right in the Contract to recoup the amount of any premium tax from the Accumulation Value, adjusted for any MVA, if and when:
•	The premium tax is incurred by us; or
•	The Accumulation Value is applied to an Annuity Plan on the Annuity Commencement Date.

We reserve the right in the Contract to change the amount we charge for the premium tax if you change your state of residence.  We do not expect to incur any other tax liability attributable to the Contract.  We also reserve the right to charge for any other taxes as a result of any changes in applicable law.

Market Value Adjustment

Purpose of the MVA. If you make a Withdrawal from the contract or Surrender the Contract, we may need to liquidate certain assets or use existing cash flow that would otherwise be available to invest at current interest rates. The assets we may liquidate to provide your withdrawal amount may be sold at a profit or a loss, depending upon market conditions. To lessen this impact on us, certain Withdrawals and Surrenders are subject to an MVA. The purpose of the MVA is to transfer this risk from us to you. If you remove Accumulation Value from a Guaranteed Period prior to maturity, you may be subject to a Market Value Adjustment that could result in a loss of up to 100% of your Accumulation Value in the Guaranteed Period.

What is an MVA?  In certain situations described below, including when you make a Withdrawal before the end of a Guaranteed Period, we will calculate an MVA and either add or deduct that value from the amount withdrawn. The calculation we use to determine the MVA reflects the change in the value of your investment due to changes in interest rates since the start of the Guaranteed Period under the Contract. When these interest rates increase, the value of the investment decreases, and the MVA amount may be negative and cause a deduction from your withdrawal amount. Conversely, when these interest rates decrease, the value of the investment increases, and the MVA amount may be positive and cause an increase in your withdrawal amount.

For a further explanation of how the MVA is calculated, see the Statement of Additional Information.

When Does an MVA Apply?  We apply the MVA to the Accumulation Value, before deducting any Surrender Charges, as follows:
•
The MVA will apply to a Withdrawal in an amount that is greater than the interest earned, if any, during the prior 12 months and not previously withdrawn, which we refer to as the Interest Withdrawal Amount.

•	If you request a Surrender, the MVA will be calculated on the total Accumulation Value.
IMPORTANT NOTE: If you subsequently Surrender your Contract, any MVA previously waived as a result of any Interest Withdrawal Amounts taken in the same Contract Year as the Surrender will be deducted from, or if applicable, added to the Accumulation Value prior to the application of the current MVA at the time of Surrender.
•
In the event of a Death Benefit or commencement of Annuity Payments under an Annuity Plan, the MVA will apply to, and increase the Accumulation Value as a result, but only if positive.  Any negative MVA is waived.

When Does an MVA Not Apply?  The MVA will not apply to:
•	The Interest Withdrawal Amount; or
•	A Withdrawal or Surrender that takes place during the 30-day period following the end of the Initial Guarantee Period or any such succeeding Guarantee Period.
IMPORTANT NOTE: If you subsequently Surrender your Contract, any MVA previously waived as a result of any Interest Withdrawal Amounts taken in the same Contract Year as the Surrender will be deducted from, or if applicable, added to the Accumulation Value prior to the application of the current MVA at the time of Surrender.

On any day, if you wish to obtain the current Market Value Adjustment, you may contact us at 1-800-366-0066. Your Market Value Adjustment is calculated at the end of each Business Day. Because the MVA can fluctuate daily the value provided at the time you contact us may be more or less than the MVA that applies on the Business Day that we process your withdrawal. A negative MVA may reduce the amount you receive on a withdrawal or partial withdrawal.

SURRENDER AND WITHDRAWALS

Except under certain qualified Contracts, you may Surrender the Contract for the Cash Surrender Value, or make a Withdrawal of a portion of the Accumulation Value any time before the earlier of:
•	The date on which Annuity Payments begin; and
•	The death of the Owner (or, if the Owner is not a natural person, the death of the Annuitant).

A Surrender or Withdrawal before the Owner or Annuitant, as applicable, reaches age 59 ½ may be subject to a federal income tax penalty equal to 10% of the amount treated as income, for which you would be responsible.  See “FEDERAL TAX CONSIDERATIONS” for a general discussion of the federal income tax treatment of the Contract, which discussion is not intended to be tax advice.  You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract, or any transaction involving the Contract.

Cash Surrender Value
Upon a Surrender of the Contract, you will receive the full cash value of the Contract (which amount we refer to as the Cash Surrender Value).  We do not guarantee a minimum Cash Surrender Value.  On any date during the Contract’s accumulation phase, we calculate the Cash Surrender Value as follows:
•	The Accumulation Value;
•	Adjusted by the MVA, if any.
IMPORTANT NOTE: Any MVA previously waived as a result of any Interest Withdrawal Amounts taken in the same Contract Year as the Surrender will be deducted from, or if applicable, added to the Accumulation Value prior to the application of the current MVA at the time of Surrender.  The MVA will not apply to a Surrender that takes place during the 30-day period following the end of the Initial Guarantee Period or any succeeding Guarantee Period.
•	Minus any Surrender Charges.
IMPORTANT NOTE: Any Surrender Charges previously waived as a result of any Interest Withdrawal Amounts taken in the same Contract Year as the Surrender will be deducted from the Accumulation Value prior to the Surrender Charges applicable at the time of Surrender.  No Surrender Charges will apply after the Initial Guarantee Period ends.

To Surrender the Contract, you must provide Notice to Us of such Surrender.  If we receive your Notice to Us before the close of business on any Business Day, we will determine the Cash Surrender Value at the close of business on such Business Day; otherwise, we will determine the Cash Surrender Value as of the close of the next Business Day.  We will generally pay the Cash Surrender Value within seven days of receipt of Notice to Us of such Surrender.

Withdrawals
You may take a portion of the Accumulation Value from the Contract (which we refer to as a Withdrawal).  To make a Withdrawal, you must provide Notice to Us of such Withdrawal.  If we receive your Notice to Us before the close of business on any Business Day, we will determine the amount of the Accumulation Value at the close of business on such Business Day; otherwise, we will determine the amount of the Accumulation Value as of the close of the next Business Day.  A Withdrawal may be subject to a Surrender Charge.  The Surrender Charge is a percentage of and deducted from the Accumulation Value, after the MVA.

We currently offer the following Withdrawal options:
•	Regular Withdrawals; and
•	Systematic Withdrawals.

Regular Withdrawals and the Minimum Withdrawal Amount
After your Right to Examine and Return this Contract period has expired, you may make one or more regular Withdrawals.  Each Withdrawal must be a minimum of the lesser of:
•	$1,000;
•	The Interest Withdrawal Amount; and
•	The minimum distribution amount for qualified Contracts required by the Tax Code.
IMPORTANT NOTE: You will pay applicable Surrender Charges, if any, and the MVA will apply to any such Withdrawals that exceed the Interest Withdrawal Amount.

You are permitted to make regular Withdrawals regardless of whether you have previously elected, or continue to elect, to make systematic Withdrawals.  Except for Contracts issued in Arizona, a Withdrawal will be deemed a Surrender and the Cash Surrender Value will be paid if, after giving effect to such Withdrawal, the Cash Surrender Value remaining would be less than $2,500.

SYSTEMATIC WITHDRAWALS
You may choose to receive automatic systematic Withdrawal payments from the Accumulation Value, provided you are not making IRA withdrawals (see “Withdrawals from Individual Retirement Annuities” below).  You may take systematic Withdrawals monthly, quarterly or annually.  Systematic Withdrawals will incur Surrender Charges, and the MVA may apply, as applicable.  There is no additional charge for electing the systematic Withdrawal option.

If you are eligible for systematic Withdrawals, you must provide Notice to Us of the date on which you would like such systematic Withdrawals to start.  This date must be no earlier than 30 days after the Contract Date and no later than the 28th day of the calendar month.  For a day that is after the 28th day of the calendar month, the payment will be made on the first Business Day of the next succeeding calendar month.  Subject to these restrictions on timing, if you have not indicated a start date, your systematic Withdrawals will be made starting on the next Business Day after your Contract Date at the frequency you have selected, which may be either monthly, quarterly or annually.  If the day on which a systematic Withdrawal is scheduled to occur is not a Business Day, the Withdrawal will be made on the next succeeding Business Day.

The amount of your systematic Withdrawal can be expressed as either:
•	A fixed dollar amount; or
•	The interest earned, if any, during the prior 12 months not previously withdrawn, which we refer to as the Interest Withdrawal Amount.

The amount withdrawn by each systematic Withdrawal must be a minimum of $100.  You may change your systematic Withdrawal election once per Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal.  You may cancel the systematic Withdrawal option at any time.  You must provide Notice to Us at least seven days before the date of the next scheduled systematic Withdrawal to ensure such systematic Withdrawal and successive systematic Withdrawals are not affected.

Surrender Charges on Systematic Withdrawals
Systematic Withdrawals will incur Surrender Charges, unless you elect to limit the amount of your systematic Withdrawals to the Interest Withdrawal Amount.  In the event that a systematic Withdrawal incurs a Surrender Charge, we will deduct the Surrender Charge from the Accumulation Value.

Market Value Adjustments on Systematic Withdrawals
A MVA will apply to systematic Withdrawals, unless you elect to limit the amount of your systematic Withdrawals to the Interest Withdrawal Amount.  In the event that a systematic Withdrawal is subject to the MVA, we will apply the MVA to the Accumulation Value prior to deducting applicable Surrender Charges, if any.

Withdrawals from Individual Retirement Annuities
If you have an IRA Contract (other than a Roth IRA Contract) and will be at least age 70½ during the current calendar year, you may, pursuant to your IRA Contract, elect to have distributions made to you to satisfy requirements imposed by federal income tax law.  Such IRA Withdrawals provide for the payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans.

If you elect to make IRA Withdrawals, we will send you a notice.  You may elect to make IRA Withdrawals at that time, or at a later date.  Any IRA Withdrawals will be made at the frequency you have selected (which may be monthly, quarterly or annually) and will commence on the start date you have selected, which must be no earlier than 30 days after the Contract Date and no later than the 28th day of any calendar month.  For a day that is after the 28th day of the calendar month, the payment will be made on the first Business Day of the next succeeding month.  Subject to these restrictions on timing, if you have not indicated a start date, your IRA Withdrawals will begin on the first Business Day following your Contract Date at the frequency you have selected.

At your discretion, you may request that we calculate the amount that you are required to withdraw from your IRA Contract each year based on the information you give us and the various options under the IRA Contract that you have chosen.  This amount will be a minimum of $100 per IRA Withdrawal.  Alternatively, we will accept your written instructions setting forth your calculation of the required amount to be withdrawn from your IRA Contract each year, also subject to the $100 minimum per IRA Withdrawal.  If at any time the IRA Withdrawal amount is greater than the Accumulation Value, we will immediately terminate the IRA Contract and promptly send you an amount equal to the Cash Surrender Value.

You may not elect to make IRA Withdrawals if you have already elected to make systematic Withdrawals.  Additionally, since only one systemic Withdrawal option may be elected at a time, if you have elected to make such systematic Withdrawals, the distributions thereunder must be sufficient to satisfy the mandatory distribution rules imposed by federal income tax law; otherwise, we may alter such distributions to comply with federal income tax law.  You are permitted to change the frequency of your IRA Withdrawals once per Contract Year, and you may cancel IRA Withdrawals altogether at any time by providing Notice to Us at least seven days before the next scheduled IRA Withdrawal date to ensure such scheduled IRA Withdrawal and successive IRA Withdrawals are not affected.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Accumulation Value Death Benefit	Death benefit is your Accumulation Value, subject to any applicable Market Value Adjustments.	Standard	No additional fee for this benefit.
• If death benefit is paid more than six months after the date of death of the annuitant, Accumulation Value is adjusted by any applicable Market Value Adjustment(s)
• If death benefit is paid upon the death of an Owner who is not the Annuitant, Accumulation Value is adjusted by any applicable Market Value Adjustment(s)
• If death benefit is paid upon the death of an Owner who is not the Annuitant, payment is subject to Withdrawal Charges

Systematic Withdrawals	Allows you to receive regular payments from your account without moving into the annuity payment phase.	Standard	No additional fee for this benefit.
• The amount withdrawn by each systematic Withdrawal must be a minimum of $100.
• You may change your systematic Withdrawal election once per Contract Year, except in a Contract Year during which you have previously made a regular Withdrawal.

DEATH BENEFIT

Death Benefit prior to the Annuity Commencement Date
The Contract provides for a Death Benefit equal to the Accumulation Value, plus the MVA, but only if the adjustment would be positive.  The Death Benefit is calculated as of the date of death of any Owner (or, if the Owner is not a natural person, upon any Annuitant’s death) and payable upon:
•	Our receipt of Proof of Death (provided the Accumulation Value has not been applied to an Annuity Plan); and
•	Our receipt of all required claim forms.

Proof of Death is the documentation we deem necessary to establish death, including, but not limited to:
•	A certified copy of a death certificate;
•	A certified copy of a statement of death from an attending physician;
•	A finding of a court of competent jurisdiction as to the cause of death; or
•	Any other proof that we deem in our sole discretion to be satisfactory to us.

From the date of death until the Death Benefit is paid, we will credit the Death Benefit with interest at the greater of:
•	The Company Death Benefit Rate, which is the effective annual interest rate, determined solely in our discretion and subject to change; or
•	The applicable state interest rate required to be paid on annuity death claims, if any.

The Company Death Benefit Rate may be less than the Guarantee Period Interest Rate in effect as of the date of death, but shall not be less than zero percent, and for Contracts issued in Virginia, shall not be greater than 6%.  Your Beneficiaries may contact us to determine the current Company Death Benefit Rate.

Once we have received Proof of Death and all required documentation necessary to process the claim, we will generally pay the Death Benefit within seven days of such date.  We will pay the Death Benefit under a nonqualified Contract according to Section 72(s) of the Tax Code.  Only one Death Benefit is payable under the Contract.  The Death Benefit will be paid to the named Beneficiary, unless the Contract has joint Owners (or if the Owner is not a natural person, two Annuitants), in which case any surviving Owner (or Annuitant, as applicable) will take the place of, and be deemed to be, the Beneficiary entitled to collect the Death Benefit.  The Owner may restrict how the Beneficiary is to receive the Death Benefit (e.g., by requiring a lump-sum payment, installment payments or that any amount be applied to an Annuity Plan).

Spousal Beneficiary Contract Continuation
Any surviving spouse of a deceased Owner who is a named Beneficiary (or deemed Beneficiary) has the option, but is not required, to continue the Contract under the same terms existing prior to such Owner’s death.  Such election would be in lieu of payment of the Death Benefit.  The surviving spouse’s right to continue the Contract is limited by our use of the term “spouse,” as it is defined under federal law, which refers only to a person of the opposite sex who is a husband or a wife.  Also, the surviving spouse may not continue the Contract if he or she is age 90 or older on the date of the Owner’s death (age 85 or older for Contracts issued in Minnesota).

If the surviving spouse elects to continue the Contract, the following will apply:
•	The surviving spouse will replace the deceased Owner as the Annuitant (if the deceased Owner was the Annuitant);
•	The age of the surviving spouse will be used as the Owner’s age under the continued Contract as the surviving spouse will become the new Owner of the Contract;
•	The Initial Guarantee Period may not extend beyond the latest Annuity Commencement Date for the surviving spouse;
•	All rights of the surviving spouse as the Beneficiary under the Contract in effect prior to such continuation election will cease;
•	Any Surrender Charge applicable to the Single Premium paid prior to the original Owner’s death will be waived (the MVA will continue to apply, however, to a subsequent Surrender or any Withdrawals);
•	All rights and privileges granted by the Contract or allowed by us will belong to the surviving spouse as the Owner of the continued Contract; and
•	Upon the death of the surviving spouse as the Owner of the Contract, the Death Benefit will be distributed to the Beneficiary or Beneficiaries as described below, and the Contract will terminate.

Payment of the Death Benefit to a Spousal or Non-spousal Beneficiary
Subject to any payment restriction imposed by the Owner, the Beneficiary may decide to receive the Death Benefit:
•	In one lump sum payment or installment payments; or
•	By applying the Death Benefit to an Annuity Plan

The Beneficiary may receive the Death Benefit in one lump sum payment or installment payments, provided the Death Benefit is distributed to the Beneficiary within 5 years of the Owner’s death.  The Beneficiary has until 1 year after the Owner’s death to decide to apply the Death Benefit to an Annuity Plan.  If the Death Benefit is applied to an Annuity Plan, the Beneficiary is deemed to be the Annuitant, and the Annuity Payments must:
•	Be distributed in substantially equal installments over the life of such Beneficiary or over a period not extending beyond the life expectancy of such Beneficiary; and
•	Begin no later than 1 year after the date of the Owner’s death.

If we do not receive a request to apply the Death Benefit to an Annuity Plan, we will make a single lump-sum payment to the Beneficiary.  Unless you elect otherwise, the payment will generally be made into an interest bearing account, backed by our general account.  This account is not FDIC insured and can be accessed by the Beneficiary through a draftbook feature.  The Beneficiary may access the Death Benefit proceeds at any time without penalty.  For information on required distributions under federal income tax laws, see “Required Distributions” below.  At the time of death benefit election, the Beneficiary may elect to receive the Death Benefit directly by check rather than through the draftbook feature of the interest bearing account by notifying the Customer Service.

The Beneficiary may elect to receive the Death Benefit in payments over a period of time based on his or her life expectancy.  These payments are sometimes referred to as stretch payments.  Stretch payments for each calendar year will vary in amount because they are based on the Accumulation Value and the Beneficiary’s remaining life expectancy.  The first stretch payment must be made by the first anniversary of the Owner’s date of death.  Each succeeding stretch payment is required to be made by December 31st of each calendar year.  Stretch payments are subject to the same conditions and limitations as systematic Withdrawals.  The rules for, and tax consequences of, stretch payments are complex and contain conditions and exceptions not covered in this prospectus.  You should consult a tax and/or legal adviser for advice about the effect of federal income tax laws, state laws or any other tax laws affecting the Contract, or any transactions involving the Contract.

Death Benefit after the Annuity Commencement Date
There is no Death Benefit once the Owner decides to begin receiving Annuity Payments (see below).  In the event that the Owner dies (or, in the event that the Owner is not a natural person, the Annuitant dies) before all guaranteed Annuity Payments have been made pursuant to any applicable Annuity Plan, we will continue to make the Annuity Payments until all such guaranteed payments have been made.  The Annuity Payments will be paid to the Beneficiary according to the Annuity Plan at least as frequently as before the death of the Owner or Annuitant, as applicable.

ANNUITY PAYMENTS AND ANNUITY PLANS

Annuity Payments
The Contract provides for Annuity Payments.  You can apply the Accumulation Value, plus the MVA (only if the adjustment would be positive), less any premium tax owed, to an Annuity Plan on any date following the first Contract Anniversary, which date we refer to as the Annuity Commencement Date.  The Annuity Commencement Date cannot be later than the Contract Anniversary on or next following the oldest Annuitant’s 90th birthday (or the Contract Anniversary on or next following the oldest Annuitant’s 85th birthday if the Contract was issued prior to January 3, 2011, or if the Contract was issued in Minnesota), unless:
•	We agree to a later date; or
•
The Internal Revenue Service publishes a final regulation or a revenue ruling concluding that an annuity contract with an Annuity Commencement Date that is later than the Contract Anniversary following the oldest Annuitant’s 90th birthday (or the Contract Anniversary on or next following the oldest Annuitant’s 85th birthday if the Contract was issued prior to January 3, 2011, or if the Contract was issued in Minnesota) will be treated as an annuity for federal tax purposes.

Notice to Us is required at least 30 days in advance of the date you wish to begin receiving Annuity Payments after we issue the Contract.  If you do not select an Annuity Commencement Date, you will be deemed to have selected the Contract Anniversary on or immediately following the oldest Annuitant’s 90th birthday (or the Contract Anniversary on or next following the oldest Annuitant’s 85th birthday if the Contract was issued prior to January 3, 2011, or if the Contract was issued in Minnesota).

On the Annuity Commencement Date, we will apply the Accumulation Value, plus any positive MVA, less any premium tax owed, to an Annuity Plan so long as the Annuitant is then living.  If the Accumulation Value plus any positive MVA is less than $2,000 on the Annuity Commencement Date, we will pay such amount in a single lump-sum payment.  Each Annuity Payment must be at least $20.  We will make the Annuity Payments in monthly installments (although you can direct us to make the Annuity Payments quarterly, semi-annually or annually instead).  We reserve the right in the Contract to make the Annuity Payments less frequently, as necessary, to make the Annuity Payment equal to at least $20.  We may also change the $2,000 and $20 minimums based upon increases reflected in the Consumer Price Index for All Urban Consumers (CPI-U) since January 1, 2005.  There is no Death Benefit once you begin to receive Annuity Payments under an Annuity Plan.

We will determine the amount of the Annuity Payments on the Annuity Commencement Date as follows:
Accumulation Value
•	Plus the MVA (positive MVA only)
•	Minus any premium tax that may apply
•	Multiplied by the applicable payment factor, which depends on:
>	The Annuity Plan;
>	The frequency of Annuity Payments;
>	The age of the Annuitant (and sex, where appropriate under applicable law); and
>	A net investment return of 1.0% is assumed (we may pay a higher return at our discretion).
IMPORTANT NOTE: For Contracts issued in Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas and Washington, the net investment return will be the greater of 1% and the net investment return assumed under a single premium immediate annuity available for purchase at the time, using the Cash Surrender Value of this Contract, to the same class of Annuitants.
•	Divided by 1,000.

Annuity Plans
You may elect one of the Annuity Plans described below, which provide for Annuity Payments of a fixed dollar amount only, using the Annuity 2000 Mortality Tables.  In addition, you may elect any other Annuity Plan we may be offering on the Annuity Commencement Date.  The Annuity Plan may be changed at any time before the Annuity Commencement Date upon 30 days prior Notice to Us.  If you do not elect an Annuity Plan, Annuity Payments will be made automatically each month for a minimum of 120 months and as long thereafter as the Annuitant is living, based on the oldest Annuitant’s life, unless otherwise limited by applicable law.

Your election of an Annuity Plan is subject to the following additional terms and conditions:
•	Annuity Payments will be made to the Owner, unless you provide Notice to us directing otherwise;
•	You must obtain our consent if the payee is not a natural person; and
•	Any change in the payee will take effect as of the date we receive Notice to Us.

Payments for a Period Certain
Annuity Payments are made in equal installments for a fixed number of years.  The number of years cannot be less than 10 or more than 30, unless otherwise required by applicable law.

Payments for Life with a Period Certain
Annuity Payments are made for a fixed number of years and as long thereafter as the Annuitant is living.  The number of years cannot be less than 10 or more than 30, unless otherwise required by applicable law.

Life Only Payments
Annuity Payments are made for as long as the Annuitant is living.

Joint and Last Survivor Life Payments
Annuity Payments are made for as long as either of two Annuitants is living.

Death of the Annuitant who is not an Owner
In the event the Annuitant dies on or after the Annuity Commencement Date but before all Annuity Payments have been made pursuant to the Annuity Plan elected, we will continue the Annuity Payments until all guaranteed payments have been made.  The Annuity Payments will be paid at least as frequently as before the Annuitant’s death until the end of any guaranteed period certain.  We may require Proof of Death in regard to the Annuitant before continuing the Annuity Payments.

FEDERAL TAX CONSIDERATIONS

Introduction

The contract described in this Prospectus is designed to be treated as an annuity for U.S. federal income tax purposes. This section discusses our understanding of current federal income tax laws affecting the contract. The U.S. federal income tax treatment of the contracts is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your personal tax situation (or the personal tax situation of the beneficiary, as applicable) determines the federal taxation of amounts held or paid out under the contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the contract described in this Prospectus;
•
This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes, or any other tax provisions;

•	We do not make any guarantee about the tax treatment of the contract or transactions involving the contract; and
•	No assurance can be given that the IRS or Treasury would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the contract or any transactions involving the contract.

Types of Contracts: Nonqualified or Qualified

The contract described in this Prospectus may be purchased on a non-tax-qualified basis (nonqualified contracts) or on a tax-qualified basis (qualified contracts).

Nonqualified Contracts. Nonqualified contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of your premium payments to a nonqualified contract. Rather nonqualified contracts are purchased with after-tax contributions, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified contracts are designed for use by individuals and/or employers whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under sections 408 or 408A of the Tax Code. Employers or individuals intending to use the contract with such plans should seek legal and/or tax advice.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual) you will generally not be taxed on increases in the value of a nonqualified contract until a distribution occurs or until annuity payments begin. This assumes that the contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the contract value generally will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of your death. The nonqualified contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•
Non-Natural Owners of a Nonqualified Contract. If the owner of the contract is not a natural person (in other words, is not an individual), a nonqualified contract generally is not treated as an annuity for federal income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase in the contract value over the “investment in the contract” (generally, the premium payments or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before purchasing the contract. When the contract owner is not a natural person, a change in the annuitant or death of the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date. If the contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., after age 95), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in your income.

Taxation of Distributions

General. When a withdrawal from a nonqualified contract occurs before the contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the contract at that time. A Market Value Adjustment, if applicable, could increase the contract value. Investment in the contract is generally equal to the amount of all premium payments to the contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the contract (cost basis).

10% Penalty Tax. A distribution from a nonqualified contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a contract owner (the annuitant if the contract owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the contract before August 14, 1982.

The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with a tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any remaining “income on the contract;” and
•	Lastly, from any remaining “investment in the contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange Pursuant to IRS guidance, receipt of partial withdrawals or surrenders from either an original contract or the new contract during the 180 day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to you reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.

Annuity contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity contract provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits. Amounts may be distributed from a contract because of your death or the death of the annuitant. Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the contract; or
•	Before you begin receiving such distributions.

If your death occurs after you begin receiving annuity payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you die on September 1, 2024, your entire balance must be distributed by August 31, 2029. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the contract may be continued with the surviving spouse as the new contract owner. If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of a contract owner.

Generally, amounts distributed from a contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some contracts offer a death benefit that may exceed the greater of the premium payments and the contract value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified contract is treated as a distribution of such amount or portion. If the entire contract value is pledged or collaterally assigned, subsequent increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a nonqualified contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the contract at the time of the transfer.  In such case, the transferee’s investment in the contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax (including any estimated taxes that may be due) on the taxable portion of the payment. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation, including IRS Form W-8, prior to processing any requested distribution.

If the payee of a distribution from the contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the contract.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs.

The contract may be purchased with the following retirement plans and programs to accumulate retirement savings:
•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) or Savings Incentive Match Plan for Employees (“SIMPLE”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS. The IRS has not reviewed the contracts described in this Prospectus for qualification as IRAs and has not addressed, in a ruling of general applicability, whether the contract’s death benefit provisions comply with IRA qualification requirements.

The Company may offer or have offered the contract for use with certain other types of qualified plans. Please see your contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12 month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA a distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Early distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible, and must be made in cash or as a rollover or transfer from another Roth IRA, IRA or eligible plan. Individuals may convert an IRA, SEP, or a SIMPLE to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA and a rollover from any other eligible retirement plan to a Roth IRA made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA; (2) a rollover to or from a qualified plan; or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to qualified contracts vary according to the type of qualified contract and the specific terms and conditions of the qualified contract and the terms and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified contract, or on income phase (i.e., annuity) payments from a qualified contract, depends on the type of qualified contract or program as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the contract described in this Prospectus. No attempt is made to provide more than general information about the use of the contract with qualified plans and programs. Contract owners, sponsoring employers, participants, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the contract, unless we consent in writing.

Contract owners, sponsoring employers, participants, annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under the federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this Prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as guaranteed living benefits and/or death benefits or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with your financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified contract.

Repeal of Maximum Age for Contributions to a Traditional IRA. The SECURE Act eliminated the maximum age after which contributions to a traditional IRA were not allowed. Consequently, individuals who have attained age 70½ will no longer be prohibited from making non-rollover contributions to traditional IRAs.

Traditional and Roth IRAs.  You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2026, the contribution to your traditional IRA cannot exceed the lesser of $7,500 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,100. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2026, the contribution to a Roth IRA cannot exceed the lesser of $7,500 or your taxable compensation. If you are age 50 or older, you can make an additional catch up contribution of $1,100. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Distributions – General

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from a contract including withdrawals, income phase (i.e., annuity) payments and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:
•	The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

Exceptions to the 10% additional tax may apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your Beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters;
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions);
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The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses;
•	The distribution is paid to a terminally ill individual;
•	The distribution is paid to an eligible domestic abuse victim;
•	The withdrawal amount is paid for certain emergency expenses; or
•	You use the distribution to buy, build or rebuild a first home.

The Tax Code may provide other exceptions or impose other penalty taxes in other circumstances.

Qualified Distributions ‒ Roth IRAs. A partial or full distribution of premium payments to a Roth IRA account and earnings credited on those premium payments will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth IRA account is defined as a distribution that meets the following two requirements:
•	The distribution occurs after the five-year taxable period measured from the earlier of:
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The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A; or

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If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; AND

•	The distribution occurs after you attain age 59½, die with payment being made to your beneficiary or estate or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the contract (basis) and earnings on the contract.

Distributions - Eligibility

Distributions from qualified plans (as described in this Prospectus) generally may occur only upon the occurrence of certain events. The terms of your plan will govern when you are eligible to take a distribution from the plan. The following describes circumstance when you may be able to take a distribution from certain more common types of plans.

Lifetime Required Minimum Distributions (IRAs)

To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules may dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your contract(s) must be distributed; and
•	Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain the applicable age prescribed by the Tax Code or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later. Your applicable age is determined as follows:

If you were born . . .	Your “applicable age” is …
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75

Time Period. You must receive distributions from the contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer and recharacterization, if applicable, and the actuarial present value of any other benefits provided under the account, such as guaranteed death benefits. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

25% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and may also be waived by the IRS under certain circumstances.

Roth IRAs. Required minimum distributions are not applicable to Roth IRAs. Further information regarding required minimum distributions may be found in your contract.

Required Distributions upon Death (IRAs and Roth IRAs)

Upon your death, any remaining interest in an IRA or qualified retirement plan must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your contract will be interpreted to comply with those requirements. The SECURE Act amended the post-death distribution requirements that are generally applicable with respect to deaths occurring after 2019. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if you die prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “5-year rule”); or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If you die on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

Current Law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated beneficiary is an eligible designated beneficiary (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by you, the IRA owner or employee. An EDB is any designated beneficiary who is (1) your surviving spouse; (2) your minor child; (3) disabled; (4) chronically ill; or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death.

This ten-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).

Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the IRA owner or employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased IRA owner or employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated beneficiary’s death. Hence, this ten-year rule generally will apply to a contract issued prior to 2020 which continues to be held by a designated beneficiary of an IRA or employee who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA owner or employee was alive could continue to be made under that method after the death of the IRA owner or employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax adviser.

Spousal Beneficiaries. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with regulations, or any regulations published in the future.  In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You should consult a professional tax adviser for tax advice as to your particular situation.

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit.  All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law.  Consult a tax adviser for more information on this subject.

Withholding

Taxable distributions under the contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated beneficiary may elect not to have tax withheld from distributions. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if the payment is made outside of the U.S. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax (including any estimated taxes that may be due) on the taxable portion of the payment.

Non-Resident Aliens. If you or your designated beneficiary is a non-resident alien, withholding will generally be 30% based on the individual’s citizenship and the country of domicile unless a lower tax treaty rate applies.

Assignment and Other Transfers

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under the contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Possible Changes in Taxation

Although the likelihood of legislative change and tax reform is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation, regulation, rulings, or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the contract.

Taxation of the Company

We are taxed as a life insurance company under the Tax Code. The Company owns all assets supporting the contract obligations. Any income earned on such assets is considered income to the Company and any benefits related to the such assets inure to the benefit of the Company. We do not intend to make any provision or impose a charge under the contracts with respect to any tax liability of the Company.

OTHER TOPICS

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that will allow us to verify the identity of the sponsoring organization and that contributions and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require customers, and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of payments or loan repayments. In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you and not issuing the Contract.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated to Customer Service.

Contract Distribution

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of FINRA and the Securities Investor Protection Corporation (“SIPC”). Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774.

The contracts are offered to the public by individuals who are registered representatives of Voya Financial Partners, LLC or other broker-dealers which have entered into a selling arrangement with Voya Financial Partners, LLC. We refer to Voya Financial Partners, LLC and the other broker-dealers selling the contracts as “distributors.”

All registered representatives selling the contracts must also be licensed as insurance agents for the Company.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Compensation Arrangements. Registered Representatives who offer and sell the contracts may be paid a commission. The maximum percentage amount that may be paid with respect to a given premium payment is the first-year percentage which ranges from 0% to a maximum of 6.0% of the first year of payments to an account. Renewal commissions paid on payments made after the first year and asset-based service fees may also be paid.

Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and any annual payments, when combined, could exceed 6.0% of total premium payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products.

We may also enter into special compensation arrangements with certain distributors based on those firms’ aggregate or anticipated sales of the contracts or other criteria. These arrangements may include commission specials, in which additional commissions may be paid in connection with premium payments received for a limited time period, within the maximum commission rates noted above. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. These special compensation arrangements may also be limited only to Voya Financial Advisors, Inc. and other distributors affiliated with the Company. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

Some personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Employees of the Company or its affiliates (including wholesaling employees) may receive more compensation when funds advised by the Company or its affiliates (“affiliated funds”) are selected by a contract holder than when unaffiliated funds are selected. Additionally, management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including management personnel, may be enhanced if management personnel meet or exceed goals for sales of the contracts, or if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of premium payments received under the contracts, or which may be a flat dollar amount that varies based upon other factors, including management’s ability to meet or exceed service requirements, sell new contracts or retain existing contracts, or sell additional service features such as a common remitting program.

In addition to direct cash compensation for sales of contracts described above, through Voya Financial Partners, LLC, we may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling the contracts to you and other customers. These amounts may include:

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Marketing/distribution allowances that may be based on the percentages of premium payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

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Loans or advances of commissions in anticipation of future receipt of premium payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on sales;

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Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;

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Sponsorship payments or reimbursements for distributors to use in sales contests and/or meetings for their registered representatives who sell our products. We do not hold contests based solely on sales of this product;

•	Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, representative recruiting or other activities that promote the sale of contracts; and
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Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 distributors that, during 2025, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received:

• LPL Financial Corporation
• Morgan Stanley Smith Barney LLC
• Osaic Wealth, Inc.
• Cetera Wealth Services LLC
• Northwestern Mutual Investment Service
• Ameriprise Financial Services, Inc.
• Park Avenue Securities, LLC
• Lincoln Investment Planning Inc.
• Kestra Investment Services, LLC
• Cambridge Investment Research Inc.
• NYLIFE Securities LLC
• Allstate Financial Services LLC
• Cetera Advisors LLC

• PFS Investments Inc.
• Packerland Brokerage Services
• Osaic FA, Inc.
• Cetera Investment Services LLC
• RBC Capital Markets LLC
• TransAmerica Financial Advisors, Inc.
• CUSO Financial Services
• Stifel Nicolaus and Company Incorporation
• MMA Securities LLC
• Janney Montgomery Scott LLC
• Harbour Investments Inc.
• Purshe Kaplan Sterling Investments Inc.

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our and/or services contracts over another.

Contract Modification

Only an authorized officer of the Company may change the terms of the contract. We may change the contract as required by federal or state law. In addition, we may, upon 30 days’ written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Certain changes will require the approval of appropriate state or federal regulatory authorities.

Transfer of Ownership; Assignment

Your rights under a nonqualified contract may be assigned or transferred. An assignment of a contract will only be binding on us if it is made in writing and sent to and accepted by us at Customer Service. We will use reasonable procedures to confirm the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any designated beneficiary will be subject to the rights of any assignee we have on our records. We reserve the right not to accept any assignment or transfer to a non-natural person. In some cases, an assignment may have adverse tax consequences. You should consult a tax and/or legal adviser.

Involuntary Terminations

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days’ advance written notice. No Surrender Charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the Accumulation Value is reduced to $2,500 or less solely due to investment performance.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the contract or Voya Financial Partners, LLC’s ability to distribute the contract.

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Litigation. Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•
Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

The consolidated financial statements and the related notes to consolidated financial statements for Voya Retirement Insurance and Annuity Company are located in the Statement of Additional Information. To request a free Statement of Additional Information, please contact Customer Service at 1-800-366-0066.

Suspension of Payments

We reserve the right to suspend or postpone the date of any payment of benefits or determination of any value (including the Accumulation Value) under the Contract, beyond the seven permitted days, under any of the following circumstances:
•	On any Business Day when the NYSE is closed (except customary weekend and holiday closings) or when trading on the NYSE is restricted;
•	When an emergency exists as determined by the SEC; or
•	During any other periods the SEC may, by order, permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

We have the right to delay payment for up to six months, contingent upon written approval by the insurance supervisory official in the jurisdiction in which this Contract is issued. For Contracts issued in Idaho, any payment deferred 30 days or more will include interest as required by applicable state law. Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

Inquiries

You may contact us directly by writing or calling us at the address or phone number below:

Voya Retirement Insurance and Annuity Company
Customer Service
P.O. Box 981331
Boston, MA 02298-1331
1-800-366-0066

 1

APPENDIX A: FIXED INTEREST OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Fixed Interest Options currently available under the Contract. We may change the features of the Fixed Interest Options listed below, offer new Fixed Interest Options, and terminate existing Fixed Interest Options. We will provide you with written notice before doing so.

Note: If amounts are withdrawn from the Guaranteed Period before the end of the Guaranteed Period, we may apply a Market Value Adjustment. This may result in a significant reduction in your Accumulation Value.

For more information about the Guaranteed Periods and the Market Value Adjustment, see “GUARANTEED PERIODS AND GUARANTEED INTEREST RATES” and “FEES, CHARGES AND ADJUSTMENTS.”

Name	Term*	Guaranteed Minimum Interest Rate
Guaranteed Periods	5 to 10 years	0%**

*The terms available under your contract may vary.
** The Guaranteed Minimum Interest Rate for Contracts issued in Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas and Washington is 0.25%. Your Guaranteed Minimum Interest Rate is set forth in your contract.

The Statement of Additional Information (“SAI”) includes additional information about the Contract and is incorporated by reference into this Prospectus. The SAI is available without charge, upon request, by calling us toll-free at 1-800-366-0066 or by sending an email request to ProspectusRequests@voya.com.You also can request other information and make other inquiries by calling that toll-free number.

Reports and other information about Voya Retirement Insurance and Annuity Company are available on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier:

A-1

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

1

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Statement of Additional Information Dated May 1, 2026

VOYA SELECT RATE ANNUITY
SINGLE PREMIUM DEFERRED MODIFIED GUARANTEED ANNUITY CONTRACT

This Statement of Additional Information (the “SAI”), is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2026 for the Voya Retirement Insurance and Annuity Company Contracts referenced above. The Prospectus sets forth information that a prospective Investor ought to know before investing. You may obtain a free copy of the Prospectus, by either contacting Customer Service at Defined Contract Administration, P.O. Box 990063, Windsor, CT 06199-0063, 1-800-366-0066.

Read the Prospectus before you invest. Terms used in this SAI shall have the same meaning as in the Prospectus.

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY 2

SERVICES 2

MARKET VALUE ADJUSTMENT 3

PRINCIPAL UNDERWRITER 6

FINANCIAL STATEMENTS 6

GENERAL INFORMATION AND HISTORY

The Company issues the Contracts described in the Prospectus and is responsible for providing the Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contract are subject to the claims paying ability of the Company and our General Account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc., (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May, 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

From this point forward, the term “Contract(s)” refers only to those offered through the Prospectus.

SERVICES

Third Party Compensation Arrangements

Please be aware that:
•	The Company may seek to promote itself and the Contracts by sponsoring or contributing to events sponsored by various associations, professional organizations and labor organizations;
•
The Company may make payments to associations and organizations, including labor organizations, which endorse or otherwise recommend the Contracts to their membership. If an endorsement is a factor in your contract purchasing decision, more information on the payment arrangement, if any, is available upon your request; and

•
At the direction of the Contract Holder, the Company may make payments to the Contract Holder, its representatives or third party service providers intended to defray or cover the costs of plan or program-related administration.

The OMNI Financial Group, Inc. (OMNI) is a third party administrator which has established a Preferred Provider Program (“P3”) and has recommended the Company for inclusion in the P3 program based upon the Company meeting or exceeding the established P3 qualifications and standards. For plans that utilize OMNI services and have enrolled in the P3 program, the Company pays OMNI $36 per year for each actively contributing participant to cover a share of the plan administration fees payable to OMNI.

Experts

The consolidated financial statements of the Company as of December 31, 2025 and 2024, and for each of the three years in the period ended December 31, 2025, included in the SAI, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

MARKET VALUE ADJUSTMENT

As described in the Prospectus, we may apply a Market Value Adjustment when you withdraw or otherwise remove Accumulation Value from the Guaranteed Period prior to the end of the Guaranteed Period.

The MVA is determined by a mathematical formula that measures the changes in the interest rate environment since the beginning of the Guarantee Period.  We use the MVA to protect us from the risk that we will suffer a loss should we need to liquidate the investments we use to support the Guarantee Period Interest Rate in order to pay you the amount requested.  The MVA will generally cause the Accumulation Value to be adjusted, either upward or downward, depending on whether interest rates in the market at that time are higher or lower than when the Guarantee Period began.  The MVA could also result in no adjustment to the Accumulation Value.  The MVA formula appears below followed by hypothetical examples illustrating both a negative and positive MVA.

The MVA may be negative, positive or result in no change.  The MVA is generally negative when interest rates in the current market are higher than at the beginning of the Guarantee Period (the Accumulation Value or Cash Surrender Value, as applicable, is adjusted downward by the MVA Factor).  The MVA is generally positive when the interest rates in the current market are lower than at the beginning of the Guarantee Period (the Accumulation Value or Cash Surrender Value, as applicable, is adjusted upward by the MVA Factor).  The MVA Factor is a composite of index rates and corporate spreads with the values based on different external indexes, as reported by a national quoting service.  The index for the index rate is the Treasury Constant Maturity Series, as published by the Federal Reserve.  The corporate spread is based on the option adjusted spread (“OAS”) of the Barclays U.S. Aggregate Corporate Index.

We currently set the index rate and corporate spread once a week.  We reserve the right in the Contract to set these values more frequently.  We also reserve the right in the Contract to substitute the index in the event the Treasury Constant Maturity Series or Barclays U.S. Aggregate Corporate Index is no longer available.  For Contracts issued in Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas and Washington, this right is subject to approval of the Interstate Insurance Product Regulation Commission.

The MVA Factor has a bias of 0.25%, which means the MVA formula is weighted in our favor, except in the following states.  This bias will cause the MVA Factor to be slightly more negative or less positive, as applicable.  For Contracts issued in Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas and Washington, the MVA Factor does not have a bias.  Also, the bias is zero during the Right to Examine and Return this Contract period.

Calculating a Market Value Adjustment

Market Value Adjustment Formula

The mathematical formula used to determine the MVA is:

For Contracts issued in Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas and Washington, and during the Right to Examine and Return this Contract period for all other Contracts:

MVA Factor =	[							]	n
		(1+a+i)							[12]	-1
		(1	+	b	+	j	)

After the Right to Examine and Return this Contract period has expired for Contracts issued outside of Indiana, Iowa, Maryland, North Carolina, Pennsylvania, Texas, and Washington:

MVA Factor =	[									]	n
				(1+a+i)							[12]	-1
		(1	+	b	+	j	+	0.25%	)

Variables

a =	the index rate, determined at the beginning of the Guarantee Period, based on time to maturity equal to the Guarantee Period.

b =
the index rate based on time to maturity equal to the number of years (including the current year) remaining in the Guarantee Period, determined on: the date of the Withdrawal or Surrender; the date of death in regard to the Death Benefit; or the date the Accumulation Value is applied to an Annuity Plan, as applicable.

i =	value of the corporate spread index at the beginning of the Guarantee Period.

j =
value of the corporate spread index determined on: the date of the Withdrawal or Surrender; the date of death in regard to the Death Benefit; or the date the Accumulation Value is applied to an Annuity Plan, as applicable.

n =
number of months (including the current month) remaining in the Guarantee Period, determined on: the date of the Withdrawal or Surrender; the date of death in regard to the Death Benefit; or the date the Accumulation Value is applied to an Annuity Plan, as applicable.

Examples of MVA Calculations

The examples in the left-hand column below show the impact of the MVA on the Cash Surrender Value for both a Surrender and Withdrawal.  These examples assume Surrender of a Contract with $100,000 of Accumulation Value in the fourth Contract Year of a 10-year Guarantee Period.  The MVA factor and dollar amount of the MVA is determined by applying the values indicated in the right-hand column below to the MVA formula above.

In addition to the MVA, the Accumulation Value in these examples is also subject to a 5% Surrender Charge.  The dollar amount of the Surrender Charge, as indicated to the left below, is deducted from the Accumulation Value after the MVA is applied.

Example #1 – Surrender

	Negative MVA	Positive MVA
Accumulation Value	$100,000	$100,000
MVA Factor	-3.49013%	0.32437%
MVA Amount	($3,490.13)	$324.37
Surrender Charge	($4,825.29)	($5,016.22)
Cash Surrender Value	$91,684.38	$95,308.16

The MVA is negative when current values are higher than the values at the beginning of the Guarantee Period…
a = 5.00%	j = 3.05%
b = 5.35%	n = 84
i = 3.10%
The MVA is positive when current values are lower than the values at the beginning of the Guaranteed Period…
a = 5.00%	j = 3.15%
b = 4.65%	n = 84
i = 3.10%

Example #2 – Withdrawal of $20,000
Note: The first $5,000 withdrawn constitutes a Withdrawal of interest earned during the prior 12 months that is not previously withdrawn (which we refer to as the Interest Withdrawal Amount).  Consequently, a Surrender Charge is payable on, and the MVA is applied to, $15,000, which is the amount by which the Withdrawal is greater than the Interest Withdrawal Amount (which we refer to as an Excess Withdrawal).

	Negative MVA	Positive MVA
Accumulation Value	$100,000	$100,000
Withdrawal Amount	($20,000)	($20,000)
Interest Withdrawal Amount	$5,000	$5,000
Excess Withdrawal	($15,000)	($15,000)
MVA Factor	-3.49013%	1.96439%
MVA Amount	($571.00)	$304.19
Surrender Charge	(789.47)	789.47
Portion of Cash Surrender Value	$21,360.48 21.36%	$20,485.28 20.49%

The MVA is negative when current values are higher than the values at the beginning of the Guarantee Period…
a = 5.00%	j = 3.05%
b = 5.35%	n = 84
i = 3.10%
The MVA is positive when current values are lower than the values at the beginning of the Guaranteed Period…
A = 5.00%	j = 3.15%
B = 4.65%	n = 84
i = 3.10%
1

PRINCIPAL UNDERWRITER

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for Contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the Financial Industry Regulatory Authority and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. The Contract is distributed through life insurance agents licensed to sell variable annuities who are registered representatives of Voya Financial Partners, LLC or of other registered broker-dealers who have entered into sales arrangements with Voya Financial Partners, LLC. The offering of the Contracts is continuous.

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2025, 2024 and 2023 amounted to $67,209,367.36, $66,281,426.30 and $64,233,435.52, respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account C of the Company.

FINANCIAL STATEMENTS

The consolidated financial statements of Voya Retirement Insurance and Annuity Company as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 are included in the Company’s Annual Report on Form 10-K and are incorporated by reference in this Statement of Additional Information. Such financial statements have been audited by Ernst & Young LLP, an independent registered public accounting firm. The primary business address of Ernst & Young LLP is 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, GA 30308.

1

PART C
OTHER INFORMATION

Item 27. Exhibits

Exhibit No.	Exhibit

(a)	Not applicable
(b)	Not applicable
(c)	Underwriting Agreement dated November 17, 2006, between ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.
(c)(1)
Underwriting Agreement dated November 17, 2006 between Aetna Life Insurance and Annuity Company and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 (File No. 033-75996), as filed on December 20, 2006.

(c)(2)	Confirmation of Underwriting Agreement • Incorporated by reference to Registration Statement on Form S-1 (File No. 333-133158), as filed on April 10, 2006.
(d)(1)	Single Premium Deferred Modified Guaranteed Annuity Contract (IU-IA-3096)
(d)(2)	IRA Endorsement (IU-RA-4021)
(d)(3)	Roth IRA Endorsement (IU-RA-4022)
(e)(1)	Single Premium Deferred Modified Guaranteed Annuity Application (153740)(12/14/2009)
(e)(2)	Single Premium Deferred Modified Guaranteed Annuity Application (153740) (02/01/2010)
(f)(1)	Restated Certificate of Incorporation (amended and restated as of October 1, 2007) of ING Life Insurance and Annuity Company
(f)(2)	Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective October 1, 2007
(g)	Not applicable
(h)	Not applicable
(i)	Not applicable
(j)	Not applicable
(k)	Opinion and Consent of Counsel
(l)	Consent of Independent Registered Public Accounting Firm
(m)	Not applicable
(n)	Not applicable
(o)(1)	Not applicable
(2)	Not applicable
(3)	Not applicable
(p)	Powers of Attorney

Exhibits other than those listed above are omitted because they are not required or are not applicable.

Item 28.  Directors and Officers of the Insurance Company*

Jay S. Kaduson, 200 Park Avenue, NY, New York 10166	Director
Amelia J. Vaillancourt, One Orange Way, Windsor, CT 06095-4774	Director and President
William T. Bainbridge, One Orange Way, Windsor, CT 06095-4774	Director, Senior Vice President and Chief Financial Officer
Youssef A. Blal, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director
Neha Jha, 200 Park Avenue, New York, NY 10166	Director

Andrew J. Stocker, One Orange Way, Windsor, CT 06095-4774	Director and Senior Vice President
Curtis J Heaser, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Director and Senior Vice President
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Jacques M. Longerstaey, 200 Park Avenue, NY, New York 10166	Executive Vice President, Chief Risk Officer
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Tony D. Oh, 5780 Powers Ferry Road, N.W., Atlanta GA 30327-4390	Senior Vice President and Chief Accounting Officer
Kyle A. Puffer, One Orange Way, Windsor, CT 06095-4774	Senior Vice President
Matthew Toms, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President
Brian J. Baranowski, One Orange Way, Windsor, CT 06095-4774	Vice President and Chief Compliance Officer
Tingting Xiao, One Orange Way, Windsor, CT 06095-4774	Vice President and Appointed Actuary
* These individuals may also be directors and/or officers of other affiliates of the Company.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

Voya Financial, Inc.
HOLDING COMPANY SYSTEM
12-31-2025
Voya Financial, Inc. (1000)
Non-Insurer (Delaware) FEIN: 52-1222820 | NAIC Group Code: 4832

OneAmerica Retirement Services LLC (5210)
Non-Insurer (Indiana) FEIN: 46-5378846

OneAmerica Investment Advisory Services LLC (5220)
Non-Insurer (Indiana) FEIN: 81-3920167

Benefitfocus, Inc. (5000)
Non-Insurer (Delaware) FEIN: 46-2346314

Benefitfocus.com, Inc. (5100)
Non-Insurer (South Carolina) FEIN: 57-1099948

BenefitStore, LLC (5120)
Non-Insurer (South Carolina) FEIN: 27-3519176

Tango Health, Inc. (5110)
Non-Insurer (Delaware) FEIN: 26-2060323

Pen-Cal Administrators, Inc. (4050)
Non-Insurer (California) FEIN: 94-2695108

Voya Nonqualified Plan Pay Services, LLC (1998)
Non-Insurer (Delaware) FEIN: 39-2624681

Voya Services Company (4000)
Non-Insurer (Delaware) FEIN: 52-1317217

Voya Payroll Management, Inc. (4100)
Non-Insurer (Delaware) FEIN: 52-2197204

Security Life Assignment Corporation (n/a)
Non-Insurer (Colorado) FEIN: 84-1437826

Voya Special Investments, Inc. (*a) (4550)
Non-Insurer (Delaware) FEIN: 85-1775946

Voya Global Services Private Limited (*b) (5310)
Non-Insurer (India)

VFI India Holdings LLC (5300)
Non-Insurer (Delaware) FEIN: 93-1766128

Voya Holdings Inc. (1050)
Non-Insurer (Connecticut) FEIN: 02-0488491

Voya Benefits Company, LLC (2050)
Non-Insurer (Delaware) FEIN: 83-0965809

Benefit Strategies, LLC (2060)
Non-Insurer (New Hampshire) FEIN: 26-0003294

Voya Financial Advisors, Inc. (2200)
Non-Insurer (Minnesota) FEIN: 41-0945505

VIM Holdings LLC (*c) (2261)
Non-Insurer (Delaware) FEIN: 88-3236443

Voya Investment Management LLC (2250 Class A / 2251 Class B)
Non-Insurer (Delaware) FEIN: 58-2361003

Voya Investment Management Co. LLC (3050 Class A / 3051 Class B)
Non-Insurer (Delaware) FEIN: 06-0888148

Voya Investment Trust Co. (3150)
Non-Insurer (Connecticut) FEIN: 06-1440627

Voya Investment Management (UK) Limited (3200 Class A / 3201 Class B)
Non-Insurer (United Kingdom)

Voya Investment Management Alternative Assets LLC (2550 Class A / 2551 Class B)
Non-Insurer (Delaware) FEIN: 13-4038444

Voya Alternative Asset Management Ireland Limited (2700)
Non-Insurer (Ireland)

Voya Alternative Asset Management LLC (2600 Class A / 2601 Class B)
Non-Insurer (Delaware) FEIN: 13-3863170

Voya Realty Group LLC (2650)
Non-Insurer (Delaware) FEIN: 13-4003969

VAAM (Cayman) Ltd. (2760)
Non-Insurer (Cayman Islands)

Voya Pomona Holdings LLC (3000)
Non-Insurer (Delaware) FEIN: 13-4152011

Pomona G.P. Holdings LLC (*d) (2750 Class A / 2751 Class B)
Non-Insurer (Delaware) FEIN: 13-4150600

Pomona Management LLC (2800 Class A / 2801 Class B)
Non-Insurer (Delaware) FEIN: 13-4149700

Voya Capital, LLC (2300)
Non-Insurer (Delaware) FEIN: 86-1020892

Voya Funds Services, LLC (2350)
Non-Insurer (Delaware) FEIN: 86-1020893

Voya Investments Distributor, LLC (2450)
Non-Insurer (Delaware) FEIN: 03-0485744

Voya Investments, LLC (2400)
Non-Insurer (Arizona) FEIN: 03-0402099

Oconee Real Estate Holdings IV – ARB LLC (*e)
Non-Insurer (Delaware) FEIN: 93-3381941

Oconee Real Estate Holdings V – CASC LLC (*f)
Non-Insurer (Delaware) FEIN: 93-4060472

Oconee Real Estate Holdings VI – GREEN LLC (*g)
Non-Insurer (Delaware) FEIN: 93-4037989

Oconee Real Estate Holdings VII – CANOPY LLC (*h)
Non-Insurer (Delaware) FEIN: 99-0609295

Oconee Real Estate Holdings X – OASIS LLC (*i)
Non-Insurer (Delaware) FEIN: 99-2189275

Oconee Real Estate Holdings XI – MARKET CENTER LLC (*j)
Non-Insurer (Delaware) FEIN: 99-3439272

Oconee Real Estate Holdings XII – RIVERSIDE LLC (*k)
Non-Insurer (Delaware) FEIN: 99-3455416

Oconee Real Estate Holdings XIV – FAIRVIEW LLC (*l)
Non-Insurer (Delaware) FEIN: 99-2177246

Oconee Real Estate Holdings XV – SPANISH COVE LLC (*m)
Non-Insurer (Delaware) FEIN: 39-4119163

Oconee Real Estate Holdings XVII – CROSSINGS LLC (*n)
Non-Insurer (Delaware) FEIN: 33-4830625

Oconee Real Estate Holdings XVIII – HOUSTON LLC (*o)
Non-Insurer (Delaware) FEIN: 99-2177246

VIM SLP Holdings Inc. (2270)
Non-Insurer (Delaware) FEIN: 33-2337236

VIM SLP Holdings LLC (2280)
Non-Insurer (Delaware) FEIN: 33-2315739

Voya Retirement Insurance and Annuity Company (1350)
Insurer (Connecticut) FEIN: 71-0294708 | NAIC 86509

Voya Financial Partners, LLC (1400)
Non-Insurer (Delaware) FEIN: 06-1375177

Voya Institutional Plan Services, LLC (1500)
Non-Insurer (Delaware) FEIN: 04-3516284

Voya Retirement Advisors, LLC (1550)
Non-Insurer (Delaware) FEIN: 22-1862786

Voya Institutional Trust Company (2100)
Non-Insurer (Connecticut) FEIN: 46-5416028

ReliaStar Life Insurance Company (1150)
Insurer (Minnesota) FEIN: 41-0451140 | NAIC: 67105

ReliaStar Life Insurance Company of New York (1250)
Insurer (New York) FEIN: 53-0242530 | NAIC: 61360

Voya Insurance Solutions, LLC (1650)
Non-Insurer (Connecticut) FEIN: 02-0488491

Voya Custom Investments LLC (3650)
Non-Insurer (Delaware) FEIN: 02-0488491

*a – Voya Special Investments, Inc. owned 0.2% by Voya Financial, Inc., 49.9% by Voya Retirement Insurance and Annuity Company and 49.9% by ReliaStar Life Insurance Company.
*b – Voya Global Services Private Limited is owned 99% by Voya Financial, Inc. and 1% by VFI India Holdings LLC.
*c – Voya Holdings Inc. holds a 76% economic stake, and a Non-Affiliate Member holds a 24% economic stake in VIM Holdings LLC’s class A shares and Voya Holdings Inc also holds a 100% economic stake in VIM Holdings LLC’s class B shares.
*d – Pomona G.P. Holdings LLC owned 50% by Voya Pomona Holdings LLC and 50% by Third Party Shareholders.
*e – Oconee Real Estate Holdings IV-ARB LLC owned 33% by Voya Retirement Insurance and Annuity Company, owned 16% by ReliaStar Life Insurance Company and owned 51% by non-Affiliate members.
*f – Oconee Real Estate Holdings V-CASC LLC owned 44.8% by Voya Retirement Insurance and Annuity Company and owned 55.2% by non-Affiliate members.
*g – Oconee Real Estate Holdings VI-GREEN LLC owned 38.5% by Voya Retirement Insurance and Annuity Company, owned 12.5% by ReliaStar Life Insurance Company and owned 49% by non-Affiliate members.
*h – Oconee Real Estate Holdings VII-CANOPY LLC owned 10.13% by Voya Retirement Insurance and Annuity Company and 89.87% by Non-Affiliate members.
*i – Oconee Real Estate Holdings X – OASIS LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*j – Oconee Real Estate Holdings XI – MARKET CENTER LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*k– Oconee Real Estate Holdings XII – RIVERSIDE LLC owned 22.31% by Voya Retirement Insurance and Annuity Company, owned 3.08% by ReliaStar Life Insurance Company and owned 74.61% by non-Affiliate members.
*l – Oconee Real Estate Holdings XIV – FAIRVIEW LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*m – Oconee Real Estate Holdings XV – SPANISH COVE LLC owned 100% by Voya Commercial Mortgage Originator, LLC.
*n– Oconee Real Estate Holdings XVII – CROSSINGS LLC owned 10% by Voya Retirement Insurance and Annuity Company and 90% by non—Affiliate members.
*o – Oconee Real Estate Holdings XVIII – HOUSTON LLC owned 100% by Voya Commercial Mortgage Originator, LLC.

Item 30.  Indemnification

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations.

These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(2); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation. Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Professional Liability and Fidelity bond, Employment Practices liability and Network Security insurance policies. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries. The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and Fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a. “Cyber/IT”).

Item 31. Principal Underwriters

(a)
In addition to serving as the principal underwriter for the Contracts, Voya Financial Partners, LLC acts as the principal underwriter for Variable Life Account B of Voya Retirement Insurance and Annuity Company (VRIAC), Variable Annuity Account C of VRIAC, Variable Annuity Account I of VRIAC and Variable Annuity Account G of VRIAC (separate accounts of VRIAC registered as unit investment trusts under the 1940 Act). Voya Financial Partners, LLC is also the principal underwriter for (i) Separate Account N of ReliaStar Life Insurance Company (RLIC) (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (ii) ReliaStar Select Variable Account of ReliaStar Life Insurance Company (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iii) MFS ReliaStar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iv) Northstar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (v) ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H and I (a management investment company registered under the 1940 Act), (vi) ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q (a management investment company registered under the1940 Act), and (viii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M and P (a management investment company registered under the1940 Act).

(b) The following are the directors and officers of the Principal Underwriter:

Name and Principal Business Address	Positions and Offices with Underwriter
William P. Elmslie, One Orange Way, Windsor, CT 06095-4774	Director and Managing Director
Jonathan F. Reilly, One Orange Way, Windsor, CT, 06095-4774	Director
Stephen J. Easton, One Orange Way, Windsor, CT 06095-4774	Chief Compliance Officer
Frederick H. Bohn, One Orange Way, Windsor, CT 06095-4774	Chief Financial Officer
Jacques M. Longerstaey, 200 Park Avenue, New York, NY 10166	Executive Vice President, Chief Risk Officer
Michelle P. Luk, 200 Park Avenue, New York, NY 10166	Senior Vice President and Treasurer
Melissa A. O’Donnell, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Secretary
Marino Monti, Jr., One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
M. Bishop Bastien, One Orange Way, Windsor, CT 06095-4774	Vice President
Philip A. Capodice, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
John (Teddy) T. Cordes, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Gavin T. Gruenberg, One Orange Way, Windsor, CT 06095-4774	Vice President
Mark E. Jackowitz, 22 Century Hill Drive, Suite 101, Latham, NY 12110	Vice President
Andrew M. Kallenberg, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President, Corporate Tax
David J. Linney, 2925 Richmond Avenue, Suite 1200, Houston, TX 77098	Vice President
Laurie A. Lombardo, One Orange Way, Windsor, CT 06095-4774	Vice President
Benjamin W. Moy, One Orange Way, Windsor, CT 06095-4774	Vice President
Gregory K. Springfield, One Orange Way, Windsor CT 06095-4774	Vice President
Tina M. Schultz, 250 Marquette Avenue, Suite 900, Minneapolis, MN 55401	Assistant Secretary
Devan P. Butler, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer
Bill Kladis, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Tax Officer

(c) Compensation to Principal Underwriter during last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Other Compensation*
Voya Financial Partners, LLC				$67,209,367.36

*Reflects compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of the Contracts.

Item 31A. Information about Contracts with Index-Linked Options and/or Fixed Options Subject to a Contract Adjustment

Name of the Contract	Number of Contracts outstanding	Total value attributable to the Index-Linked Option and/or Fixed Option subject to a Contract Adjustment	Number of Contracts sold during the prior calendar year	Gross premiums received during the prior calendar year	Amount of Contract value redeemed during the prior calendar year	Combination Contract (Yes/No)
Select Rate	26	$2,127,538		$0	$33,593	Yes

Item 32. Location of Accounts and Records

Not applicable

Item 33. Management Services

Not applicable

Item 34. Undertakings

With Regard to the Voya Multi Rate Annuity subject to contract adjustment, the Company undertakes:

1.
To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

2.
That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Windsor, State of Connecticut, on the ___ day of April 2026.

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Insurance Company)

By: /s/Amelia J. Vaillancourt

Amelia J. Vaillancourt
President
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature   Title     Date
/s/Amelia J. Vaillancourt President and Director   February 6, 2026
Amelia J. Vaillancourt (Principal Executive Director)

Tony D. Oh   Senior Vice President and   February 6, 2026
Chief Accounting Officer

/s/William T. Bainbridge Senior Vice President, Chief  February 6, 2026
William T. Bainbridge  Financial Officer and Director

Youssef A. Blal  Director    February 6, 2026

/s/Jay S. Kaduson  Director    February 6, 2026
Jay S. Kaduson

Curtis J. Heaser  Director    February 6, 2026

Neha  Jha   Director    February 6, 2026

Andrew J. Stocker  Director    February 6, 2026

By:       /s/ Ian Macleod
                Ian Macleod
                     *Attorney-in-Fact

* Executed by Ian Macleod on behalf of those indicated pursuant to Powers of Attorney.
EXHIBIT INDEX

Exhibit No.	Exhibit

27(l)	Consent of Independent Registered Public Accounting Firm

27(p)	Powers of Attorney

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